UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21906

Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: August 31

Date of reporting period: September 1, 2013 - August 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ETF

August 31, 2014

GUGGENHEIM FUNDS
ANNUAL REPORT

EEB	GUGGENHEIM BRIC ETF
DEF	GUGGENHEIM DEFENSIVE EQUITY ETF
NFO	GUGGENHEIM INSIDER SENTIMENT ETF
CZA	GUGGENHEIM MID-CAP CORE ETF
CVY	GUGGENHEIM MULTI-ASSET INCOME ETF
RYJ	GUGGENHEIM RAYMOND JAMES SB-1 EQUITY ETF
CSD	GUGGENHEIM SPIN-OFF ETF
WMCR	WILSHIRE MICRO-CAP ETF
WREI	WILSHIRE US REIT ETF

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•           Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•           Investor guides and fund fact sheets.

•           Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	17

About Shareholders’ Fund Expenses	35

Schedule of Investments	37

Statement of Assets and Liabilities	67

Statement of Operations	70

Statements of Changes in Net Assets	73

Financial Highlights	78

Notes to Financial Statements	87

Report of Independent Registered Public Accounting Firm	95

Supplemental Information	96

Report of the Contracts Review Committee Regarding Claymore Exchange-Traded Fund Trust	99

Trust Information	107

About the Trust Adviser	Back Cover

August 31, 2014

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the annual fiscal period ended August 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
President, chief Executive Officer and Trustee
Claymore Exchange-Traded Fund Trust

September 30, 2014

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 3

ECONOMIC AND MARKET OVERVIEW	August 31, 2014

The U.S. economy expanded smartly over the period, as low interest rates and improved employment and manufacturing helped overcome a weather-related soft patch in the first quarter of 2014. GDP rebounded in the second quarter, which continued into the third quarter. Despite a slightly weaker number for August 2014 payrolls, employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with an acceleration of economic activity. At period end, the economy appeared to be just right—not so heated as to overwhelm policymakers with concerns about inflation, nor so cold as to spark worry about an imminent economic slowdown.

Recent positive economic data is unlikely to have a massive impact on interest rates. Although rates were volatile in the summer of 2013, when the U.S. Federal Reserve (“Fed”) signaled it would eventually wind down its quantitative easing program, the key 10-year yield has fallen steadily since the reduction in monthly purchases began in January 2014. Some of this was caused by geopolitical tension and safe-haven buying, but other factors were prospects of depreciation of both the euro and yen, and the attractiveness of U.S. government debt relative to that of other developed nations. International capital continues to flow to the U.S., pressuring Treasury yields down, as U.S. quantitative easing comes to an end. In contrast, accommodation is turning more aggressive in Europe, Japan, and China, as those countries are doing all they can to support growth.

A strengthening dollar has both positive and negative implications. It could hold down inflationary pressures by reducing input prices and prices of imports. This supports bond prices, as inflationary expectations are kept contained, which in turn supports more accommodation. But continued dollar appreciation could dampen growth in S&P earnings, posing a headwind for U.S. equities.

Meanwhile, the U.S. economy continues to gather momentum, as the labor market slowly recovers, corporate earnings keep posting solid gains, inflationary pressure remains muted and monetary policy remains loose. With unemployment at about 6.1 percent, the U.S. economy keeps building steam. But, until wages grow, many policymakers believe the economy is not near full employment. The Fed has signaled that inflation could rise higher than 2 percent before the Fed would act by raising interest rates.

More than 800 days have passed without a meaningful pullback in stocks, and leading stock-market indicators continue to set new highs. For investors, the aggressive accommodation in Europe, Abenomics pushing ahead in Japan, and a dovish U.S. Federal Reserve at home should contribute to risk markets continuing to rise and lower interest rates, including Treasury rates and mortgage rates.

For the 12 months ended August 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index returned 25.25%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index returned 16.44%. The return of the MSCI Emerging Markets Index was 19.98%.

In the bond market, the Barclays U.S. Aggregate Bond Index posted a 5.66% return for the period, while the Barclays U.S. Corporate High Yield Index returned 10.58%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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August 31, 2014

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75 percent or more of its gross invested book assets are invested in real property.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE	August 31, 2014

EEB Guggenheim BRIC ETF

Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the “Fund”), effective October 31, 2013, began seeking investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the “Index”). Prior to this change, the Fund sought investment results that corresponded generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select ADR Index. The BRIC Select DR Index is a modified version of the former BRIC Select ADR Index. Modifications were made to provide broader exposure to certain countries that have traditionally been underweighted, specifically Russia and India, while also helping to alleviate an overweight to Brazil.

The Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on the U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 21.49%, which included an increase in market price over the period to $37.84 as of August 31, 2014, from $31.92 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 21.68%, which included an increase in NAV over the period to $37.98 as of August 31, 2014, from $31.99 as of August 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

The combined underlying Index generated a return of 22.71% for the period, which blends the returns of the Fund’s previous underlying index, the BNY Mellon BRIC Select ADR Index (September 21, 2006, through October 30, 2013) and the current underlying index, the BNY Mellon BRIC Select DR Index (October 31, 2013, through August 31, 2014). The MSCI Emerging Markets Index generated a return of 19.98%.

The Fund made an annual income distribution of $0.8620 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the financial sector contributed most to the Fund’s return, followed by the communications sector. No sector detracted from return, but the industrial sector contributed least to the Fund’s return.

Positions that contributed most to return included preferred stock of Itau Unibanco Holding SA, ADR, a Brazilian consumer and commercial bank; Baidu, Inc., ADR, a Chinese-language Internet search provider; and preferred stock of Petroleo Brasileiro SA, ADR, a Brazilian oil and gas service company (5.3%, 6.2% and 4.5%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from return included Sberbank of Russia, ADR, a commercial bank; Gazprom OAO, ADR, an operator of gas pipeline systems and explorer and transporter of gas in Russia and the European Union; and LukOil OAO, ADR, which produces, refines, transports and markets oil and gas, mainly from Western Siberia (2.3%, 4.5% and 3.1%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF

Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the “Index”).

As of August 31, 2014, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 23.01%, which included an increase in market price over the period to $38.97 as of August 31, 2014, from $32.41 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 22.90%, which included an increase in NAV over the period to $38.95 as of August 31, 2014, from $32.42 as of August 31, 2013. At the end of the period, the Fund’s shares at market price were trading at a premium to the NAV. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity market comparison purposes, the Index returned 23.74% and the S&P 500 Index returned 25.25% for the same period.

The Fund made an annual income distribution of $0.7870 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the energy sector contributed most to the Fund’s return, followed by the utilities sector. No sector detracted from return, but the basic materials sector contributed least.

Positions that contributed most to the Fund’s return included Energy Transfer Equity, LP, which owns equity interests in Energy Transfer Partners, a limited partnership involved in the natural gas midstream, transportation and storage business, as well as other partnership interests (not held in the portfolio at period end); Icahn Enterprises LP, a diversified holding company engaging in a range of business segments (not held in the portfolio at period end); and LyondellBasell Industries N.V., which manufactures plastic, chemical and fuel products (1.0% of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included Boardwalk Pipeline Partners, LP, which transports, gathers and stores natural gas (not held in the portfolio at period end); CVR Refining LP, an independent downstream energy limited partnership with refining and related logistics assets that operates in the mid-continent region (not held in the portfolio at period end); and Banco de Chile, ADR, which takes deposits and offers retail and commercial banking services (1.0% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF

Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the “Index”).

As of August 31, 2014, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 20.90%, which included an increase in market price over the period to $49.22 as of August 31, 2014, from $41.09 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 20.80%, which included an increase in NAV over the period to $49.25 as of August 31, 2014, from $41.15 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity market comparison purposes, the Index returned 21.68% and the S&P 500 Index returned 25.25% for the same period.

The Fund made an annual income distribution of $0.4350 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the consumer, noncyclical sector contributed most to the Fund’s return, followed by the consumer, cyclical sector. No sector detracted from return, but the communications sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included Trinity Industries, Inc., a manufacturer of transportation, construction and industrial products; Alcoa, Inc., which makes lightweight metals and products primarily for the automotive, aerospace, consumer electronics, packaging, defense, construction and energy industries; and Albany Molecular Research, Inc., which offers a variety of chemistry research and development services (1.2%, 1.2% and 1.1%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included Hercules Offshore, Inc., which offers offshore contract drilling and liftboat services (0.7% of the Fund’s long-term investments at period end); Liquidity Services, Inc., which provides corporations, public sector agencies, and other customers an online marketplace and integrated services for surplus assets (not held in the portfolio at period end); and Bloomin’ Brands, Inc., a hospitality industry company that owns several American casual dining restaurant chains (0.8% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF

Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”).

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships (“MLPs”), American depositary receipts (“ADRs”) and business development companies (“BDCs”). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. (“Zacks”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 24.86%, which included an increase in market price over the period to $50.04 as of August 31, 2014, from $40.48 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 24.81%, which included an increase in NAV over the period to $49.97 as of August 31, 2014, from $40.44 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, midcap market, and domestic equity market comparison purposes, the Index returned 26.01%, the Russell Midcap Index returned 25.32%, the S&P MidCap 400 Index returned 23.25%, and the S&P 500 Index returned 25.25% for the same period.

The Fund made an annual income distribution of $0.4570 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, all nine sectors in which the Fund was invested contributed to the Fund’s return. The financial sector contributed most to the Fund’s return, followed by the consumer, non-cyclical sector. The communications sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included Westlake Chemical Corp., a maker and marketer of basic chemicals, vinyls, polymers and fabricated products (1.6% of the Fund’s long-term investments at period end); Icahn Enterprises LP, a diversified holding company engaging in a range of business segments (1.6% of the Fund’s long-term investments at period end); and Brown-Forman Corp. Class B, which makes and markets a range of alcoholic beverage brands (not held in the portfolio at period end).

Positions that detracted most from the Fund’s return included Symantec Corp., which provides security, storage and systems management solutions (not held in the portfolio at period end); Santander Consumer USA Holdings, Inc., a provider of automotive loans (not held in the portfolio at period end); and Ralph Lauren Corp., which designs, markets and distributes apparel and furnishings under a variety of brands (1.8% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF

Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds, Canadian royalty trusts and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 17.29%, which included an increase in market price over the period to $26.05 on August 31, 2014, from $23.33 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 17.29%, which included an increase in NAV over the period to $26.06 on August 31, 2014, from $23.34 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, domestic equity market and domestic equity income market comparison purposes, the Index returned 18.09%, the S&P 500 Index returned 25.25% and the Dow Jones U.S. Select Dividend Index returned 22.74% for the 12-month period ended August 31, 2014.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the 12-month period ended August 31, 2014:

Payable Date	Amount
September 30, 2013	$0.3210
December 31, 2013	$0.3100
March 31, 2014	$0.2920
June 30, 2014	$0.3100
Total	$1.2330

Performance Attribution
For the 12-month period ended August 31, 2014, the financial sector contributed most to the Fund’s return, followed by the energy sector. No sector detracted, but the consumer, cyclical sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included Cia Energetica de Minas Gerais, ADR, an electric utility in Brazil (1.1% of the Fund’s long-term investments at period end); Intel Corp., which designs, manufactures and sells computer components and related products (1.3% of the Fund’s long-term investments at period end); and Pitney Bowes, Inc., a seller of integrated mail and document management systems (not held in the portfolio at period end).

Positions that detracted most from the Fund’s return included IAMGOLD Corp., a mid-tier gold mining company (not held in the portfolio at period end); Penn West Petroleum Ltd., an oil and natural gas explorer (0.9% of the Fund’s long-term investments at period end); and OI SA, ADR, a Brazilian telecommunications services company (0.2% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”).

The Index is comprised of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the “Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of August 31, 2014, the Index consisted of 160 securities with an average market capitalization of $18.5 billion. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 21.73%, which included an increase in market price over the period to $35.28 on August 31, 2014, from $29.08 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 21.75%, which included an increase in NAV over the period to $35.26 on August 31, 2014, from $29.06 as of August 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic midcap equity market comparison purposes, the Index returned 22.63% and the S&P MidCap 400 Index returned 23.25% for the same period.

The Fund made an annual income distribution of $0.1130 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the financial sector contributed most to the Fund’s return, followed by the technology sector. The basic materials and utilities sectors contributed least to the Fund’s return. No sector detracted from return.

Positions that contributed most to the Fund’s return included Micron Technology, Inc., which manufactures and markets dynamic random access memory chips and other semiconductor components; RF Micro Devices, Inc., which designs, develops, and markets proprietary radio frequency integrated circuits; and Skyworks Solutions, Inc., a wireless semiconductor company (0.6%, 0.7% and 0.7%, respectively, of long-term investments at period end).

Positions that detracted most from the Fund’s return included Bloomin’ Brands, Inc., a hospitality industry company that owns several American casual dining restaurant chains (not held in the portfolio at period end); The Fresh Market, Inc., a food retailer (not held in the portfolio at period end; and Tangoe, Inc., which develops and markets computer software (0.6% of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

CSD Guggenheim Spin-Off ETF

Fund Overview
The Guggenheim Spin-Off ETF, NYSE Arca ticker: CSD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Spin-Off Index (the “Index”).

As of August 31, 2014, the Index is comprised of approximately 33 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity “carve-outs” or “partial initial public offerings” in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 22.46%, which included an increase in market price over the period to $46.46 on August 31, 2014, from $38.01 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 22.65%, which included an increase in NAV over the period to $46.47 on August 31, 2014, from $37.96 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, domestic market and midcap market capitalization comparison purposes, the Index returned 23.50%, the S&P 500 Index returned 25.25%, and the Russell Midcap Index returned 25.32% for the same period.

The Fund made an annual income distribution of $0.0850 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the energy sector contributed most to the Fund’s return, followed by the communications sector. The financial sector was the only one to detract from return.

Positions that contributed most to the Fund’s return included WhiteWave Foods Co., which produces and markets dairy and dairy alternatives (5.0% of the Fund’s long-term investments at period end); Xylem, Inc., which manufactures equipment and provides services used in water and wastewater applications (not held in the portfolio at period end); and Phillips 66, a downstream energy company (4.8% of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included Altisource Asset Management Corp., which provides asset management and corporate governance services; Post Holdings, Inc., which makes and markets a range of ready-to-eat cereal products; and Altisource Residential Corp., which provides technology products and services for the real estate market (2.8%, 2.7% and 2.3%, respectively, of long-term investments at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF

Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”).

The Index is a rules-based index (i.e., an index based on specified criteria) comprised of, as of August 31, 2014, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts (“REITs”) and business development companies (“BDCs”), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 18.02%, which included an increase in market price over the period to $27.31 as of August 31, 2014, from $23.42 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 18.57%, which included an increase in NAV over the period to $27.40 as of August 31, 2014, from $23.38 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index comparison purposes, the Index returned 18.67% for the same period. For domestic equity market and small cap market comparison purposes, the S&P 500 Index returned 25.25% and the Russell 2000 Index returned 17.68% for the same period.

The Fund made an annual income distribution of $0.3270 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the consumer, noncyclical sector contributed most to the Fund’s return, followed by the financial sector. The basic materials sector was the only one that detracted from return. The utilities sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included Horizon Pharma, Inc., which through subsidiaries develops and commercializes pain and inflammation treatments; Plug Power, Inc., which makes and markets fuel cell systems for forklifts and material handling equipment; and Furiex Pharmaceuticals, Inc., a drug development company that was acquired in the period by Forest Laboratories, which itself was acquired in the period by Actavis PLC (none held in the portfolio at period end).

Positions that detracted most from the Fund’s return included Stemline Therapeutics, Inc., a provider of biopharmaceutical services (0.1% of the Fund’s long-term investments at period end); Cytokinetics, Inc., a clinical stage biopharmaceutical company (0.1% of the Fund’s long-term investments at period end); and American Realty Capital Properties, Inc., a real estate investment trust (not held in the portfolio at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 13

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

WREI Wilshire US REIT ETF

Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2014, approximately 113 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated (“Wilshire”). The Index is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 23.22%, which included an increase in market price over the period to $42.59 on August 31, 2014, from $35.69 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 24.08%, which included an increase in NAV over the period to $42.69 on August 31, 2014, from $35.53 as of August 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity REIT market comparison purposes, the Index returned 24.47% and the FTSE NAREIT Equity REIT Index returned 24.01% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the 12-month period ended August 31, 2014, were:

Date	Amount
September 30, 2013	$0.3290
December 31, 2013	$0.3610
($0.3470 in ordinary income and $0.0140
in short-term capital gain)
March 31, 2014	$0.2110
June 30, 2014	$0.3210
Total	$1.2220

Performance Attribution
More than 99% of the Fund’s holdings are categorized in the financial sector, which had a positive return for the 12-month period ended August 31, 2014, contributing to the Fund’s return.

Positions that contributed most to the Fund’s performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers and international properties in North America, Europe and Asia; Equity Residential, a real estate investment trust which acquires, develops and manages apartment complexes in the U.S.; and Vornado Realty Trust, a fully integrated real estate investment trust (9.5%, 4.3% and 3.6%, respectively, of total long-term investments at period end).

Positions that detracted most from the Fund’s performance included New York REIT, Inc., a real estate investment trust focused on acquiring and operating commercial real estate in New York City; Washington Prime Group, Inc., a real estate investment trust that owns and manages shopping centers and was spun off from Simon Property Group during the period; and Campus Crest Communities, Inc., an equity real estate investment trust that develops, builds and manages student housing properties located close to college campuses in targeted markets (0.3%, 0.6% and 0.1%, respectively, of long-term investments at period end).

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

August 31, 2014

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Micro-, Small and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore such Fund’s investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Replication Management Risk. The Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk. A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

The Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political,

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 15

August 31, 2014

economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

Risk of Investing in Russia
Recently, economic sanctions have been imposed by the U.S. and other countries on certain Russian citizens and institutions, and further sanctions could be imposed or removed by the U.S. or other countries on Russia at any time. Among the potential impacts of such sanctions are a decline in the price or liquidity of Russian securities, a weakening of the Russian currency or other event that could negatively affect the Russian economy. In addition, any sanctions could prevent the Fund from completing transactions in Russian securities or cause Russia to take action in response to the sanctions, which could further damage the value of Russian securities or the economic ties between Russia and other countries. Please review the Fund’s Prospectus and Statement of Additional Information for other risks.

The Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.

Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2014

EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$37.84
Net Asset Value	$37.98
Discount to NAV	-0.37%
Net Assets ($000)	$180,427

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
	One Year	Three Year	Five Year	Since Inception (09/21/06)
Guggenheim BRIC ETF
NAV	21.68%	0.23%	4.37%	7.91%
Market	21.49%	0.17%	4.31%	7.86%
The BNY Mellon BRIC
Select ADR Index/
The BNY Mellon
BRIC Select DR
Index1	22.71%	0.86%	5.00%	8.58%
MSCI Emerging
Markets Index	19.98%	4.35%	7.90%	6.81%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.66%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Energy	29.2%
Communications	22.4%
Financial	19.7%
Consumer, Non-cyclical	9.9%
Basic Materials	9.5%
Technology	4.1%
Utilities	2.3%
Other	2.8%
Total Long-Term Investments	99.9%
Other Instruments:
Investments of Collateral for Securities Loaned	5.1%
Total Investments	105.0%
Other Assets & Liabilities, net	-5.0%
Net Assets	100.0%

Ten Largest Holdings (% of Total Net Assets)
China Mobile Ltd.	7.0%
Baidu, Inc. ADR	6.2%
Itau Unibanco Holding S.A. ADR	5.3%
Petroleo Brasileiro S.A. ADR	4.5%
Gazprom OAO ADR	4.5%
Banco Bradesco S.A. ADR	4.1%
AMBEV S.A. ADR	3.5%
CNOOC Ltd.	3.4%
PetroChina Company Ltd. — Class H	3.2%
Petroleo Brasileiro S.A. ADR	3.1%
Top Ten Total	44.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

1  Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 9/21/06-10/30/13 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13-8/31/14.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

EEB Guggenheim BRIC ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market Capitalization index that is designed to measure equity market Performance in the global emerging markets. The referenced index is unmanaged. It is not possible to invest directly in the MSCI Emerging Markets Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$38.97
Net Asset Value	$38.95
Premium to NAV	0.05%
Net Assets ($000)	$200,607

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
	One Year	Three Year	Five Year	Since Inception (12/15/06)
Guggenheim Defensive Equity ETF
NAV	22.90%	17.30%	17.39%	7.94%
Market	23.01%	17.29%	17.42%	7.95%
Sabrient Defensive
Equity Index	23.74%	17.99%	18.13%	8.68%
S&P 500 Index	25.25%	20.61%	16.88%	6.79%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Energy	20.6%
Financial	19.8%
Utilities	19.1%
Communications	12.8%
Consumer, Non-cyclical	12.0%
Basic Materials	4.9%
Consumer, Cyclical	4.8%
Other	5.9%
Total Long-Term Investments	99.9%
Other Instruments:
Investments of Collateral for Securities Loaned	4.4%
Total Investments	104.3%
Other Assets & Liabilities, net	-4.3%
Net Assets	100.0%

Ten Largest Holdings (% of Total Net Assets)
El Paso Pipeline Partners, LP	1.2%
Kinder Morgan Energy Partners, LP	1.2%
China Mobile Ltd. ADR	1.1%
CNOOC Ltd. ADR	1.1%
China Telecom Corporation Ltd. ADR	1.1%
Enterprise Products Partners, LP	1.1%
Sunoco Logistics Partners, LP	1.1%
Spectra Energy Partners, LP	1.1%
FirstEnergy Corp.	1.1%
Kohl’s Corp.	1.1%
Top Ten Total	11.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$49.22
Net Asset Value	$49.25
Discount to NAV	-0.06%
Net Assets ($000)	$184,735

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Insider Sentiment ETF
NAV	20.80%	17.58%	17.34%	10.27%
Market	20.90%	17.58%	17.35%	10.26%
Sabrient Insider
Sentiment
Index	21.68%	18.28%	18.08%	10.97%
S&P 500 Index	25.25%	20.61%	16.88%	7.63%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.  The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Cyclical	19.0%
Financial	17.8%
Consumer, Non-cyclical	15.5%
Industrial	14.0%
Energy	9.5%
Technology	8.3%
Communications	6.6%
Other	9.2%
Total Long-Term Investments	99.9%
Other Instruments:
Investments of Collateral for Securities Loaned	6.2%
Total Investments	106.1%
Other Assets & Liabilities, net	-6.1%
Net Assets	100.0%
Ten Largest Holdings
(% of Total Net Assets)
Calix, Inc.	1.4%
Ubiquiti Networks, Inc.	1.3%
HCA Holdings, Inc.	1.3%
Chipotle Mexican Grill, Inc. — Class A	1.2%
Trinity Industries, Inc.	1.2%
Alcoa, Inc.	1.2%
Celgene Corp.	1.2%
AOL, Inc.	1.2%
Keurig Green Mountain, Inc.	1.2%
Albany Molecular Research, Inc.	1.1%
Top Ten Total	12.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$50.04
Net Asset Value	$49.97
Premium to NAV	0.14%
Net Assets ($000)	$132,428

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(04/02/07)
Guggenheim Mid-Cap Core ETF
NAV	24.81%	21.45%	20.13%	10.42%
Market	24.86%	21.53%	20.15%	10.44%
Russell Midcap
Index	25.32%	21.04%	19.29%	8.21%
S&P 500 Index	25.25%	20.61%	16.88%	7.04%
S&P MidCap
400 Index	23.25%	19.79%	18.77%	8.99%
Zacks Mid-Cap
Core Index	26.01%	22.67%	21.38%	11.70%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	27.2%
Industrial	14.4%
Technology	12.8%
Consumer, Non-cyclical	12.7%
Consumer, Cyclical	10.1%
Basic Materials	7.4%
Utilities	5.9%
Other	9.2%
Total Investments	99.7%
Other Assets & Liabilities, net	0.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Edison International	2.3%
Omnicom Group, Inc.	2.3%
Zoetis, Inc.	2.2%
Zimmer Holdings, Inc.	2.0%
Ingersoll-Rand plc	2.0%
Amphenol Corp. — Class A	2.0%
Starwood Hotels & Resorts Worldwide, Inc.	2.0%
Fidelity National Information Services, Inc.	2.0%
Fiserv, Inc.	2.0%
Principal Financial Group, Inc.	2.0%
Top Ten Total	20.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500® Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500® Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500® Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$26.05
Net Asset Value	$26.06
Discount to NAV	-0.04%
Net Assets ($000)	$1,485,282

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Multi-Asset Income ETF
NAV	17.29%	14.44%	15.67%	6.38%
Market	17.29%	14.45%	15.66%	6.37%
Zacks Multi-Asset
Income Index	18.09%	15.40%	16.65%	7.31%
S&P 500 Index	25.25%	20.61%	16.88%	7.63%
Dow Jones U.S.
Select
Dividend Index	22.74%	18.99%	18.49%	6.43%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Dow Jones U.S. Select Dividend Index represents the country’s leading stocks by dividend yield. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Common Stocks:
Financial	19.2%
Energy	12.7%
Consumer, Non-cyclical	11.3%
Utilities	11.0%
Consumer, Cyclical	8.0%
Basic Materials	4.4%
Industrial	2.3%
Other	3.4%
Total Common Stocks	72.3%
Other Instruments:
Master Limited Partnerships	11.0%
Closed End Funds	9.5%
Preferred Stocks	5.0%
Investments of Collateral for Securities Loaned	4.4%
Convertible Preferred Stocks	0.6%
Total Other Instruments	30.5%
Total Investments	102.8%
Other Assets & Liabilities, net	-2.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Linn Energy LLC	1.4%
Intel Corp.	1.3%
El Paso Pipeline Partners, LP	1.2%
Kinder Morgan Energy Partners, LP	1.1%
GameStop Corp. — Class A	1.1%
Citigroup, Inc.	1.1%
Precision Drilling Corp.	1.1%
Western Union Co.	1.1%
JPMorgan Chase & Co.	1.1%
PIMCO Dynamic Income Fund	1.1%
Top Ten Total	11.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stock chose for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$35.28
Net Asset Value	$35.26
Premium to NAV	0.06%
Net Assets ($000)	$267,054

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(05/19/06)
Guggenheim Raymond James SB-1 Equity ETF
NAV	21.75%	21.28%	20.03%	9.08%
Market	21.73%	21.32%	20.06%	8.63%
Raymond James
SB-1 Equity
Index	22.63%	22.12%	20.87%	10.10%
S&P MidCap
400 Index	23.25%	19.79%	18.77%	9.57%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	25.5%
Consumer, Cyclical	19.4%
Technology	13.4%
Industrial	11.4%
Communications	11.1%
Energy	11.0%
Consumer, Non-cyclical	7.0%
Other	1.2%
Total Long-Term Investments	100.0%
Other Instruments:
Investments of Collateral for Securities Loaned	2.3%
Total Investments	102.3%
Other Assets & Liabilities, net	-2.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Goodrich Petroleum Corp.	0.7%
Carrols Restaurant Group, Inc.	0.7%
Applied Optoelectronics, Inc.	0.7%
ServiceNow, Inc.	0.7%
Memorial Resource Development Corp.	0.7%
NXP Semiconductor N.V.	0.7%
salesforce.com, Inc.	0.7%
Dixie Group, Inc.	0.7%
Synchronoss Technologies, Inc.	0.7%
EV Energy Partners, LP	0.7%
Top Ten Total	7.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P MidCap 400 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced index is unmanaged. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CSD Guggenheim Spin-Off ETF

Fund Statistics
Share Price	$46.46
Net Asset Value	$46.47
Discount to NAV	-0.02%
Net Assets ($000)	$615,693

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/15/06)
Guggenheim Spin-Off ETF
NAV	22.65%	28.26%	24.37%	9.34%
Market	22.46%	28.27%	24.42%	9.33%
Beacon Spin-off
Index	23.50%	29.57%	25.29%	10.08%
Russell Midcap
Index	25.32%	21.04%	19.29%	8.31%
S&P 500 Index	25.25%	20.61%	16.88%	6.79%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	32.8%
Energy	17.3%
Financial	15.6%
Communications	11.9%
Industrial	7.3%
Consumer, Cyclical	6.5%
Technology	4.7%
Other	3.6%
Total Long-Term Investments	99.7%
Other Instruments:
Investments of Collateral for Securities Loaned	8.4%
Total Investments	108.1%
Other Assets & Liabilities, net	-8.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
WPX Energy, Inc.	5.6%
Zoetis, Inc.	5.1%
ADT Corp.	5.1%
WhiteWave Foods Co. — Class A	5.0%
Mallinckrodt plc	5.0%
Brookfield Property Partners, LP	4.8%
Phillips 66	4.8%
AbbVie, Inc.	4.6%
Kraft Foods Group, Inc.	4.6%
News Corp. — Class A	4.5%
Top Ten Total	49.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CSD Guggenheim Spin-Off ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$27.31
Net Asset Value	$27.40
Discount to NAV	-0.33%
Net Assets ($000)	$41,117

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Wilshire Micro-Cap ETF
NAV	18.57%	21.28%	15.84%	2.88%
Market	18.02%	21.37%	15.90%	2.85%
Sabrient Stealth
Index/Wilshire
US Micro-
Cap IndexSM	18.67%	21.48%	16.661%	3.652%
Wilshire US
Micro-Cap
IndexSM	18.67%	21.48%	16.41%	6.66%
Russell 2000® Index	17.68%	19.00%	17.03%	7.55%
S&P 500 Index	25.25%	20.61%	16.88%	7.63%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses

Portfolio Breakdown	% of Net Assets
Common Stocks:
Financial	30.5%
Consumer, Non-cyclical	25.5%
Industrial	11.9%
Consumer, Cyclical	10.2%
Communications	6.7%
Technology	6.6%
Energy	5.3%
Other	2.8%
Total Common Stocks	99.5%
Other Instruments:
Investments of Collateral for Securities Loaned	14.9%
Right	0.0%*
Warrant	0.0%*
Total Other Instruments	14.9%
Total Investments	114.4%
Other Assets & Liabilities, net	-14.4%
Net Assets	100.0%
*Less than 0.1%

Ten Largest Holdings
(% of Total Net Assets)
BioCryst Pharmaceuticals, Inc.	0.6%
Gramercy Property Trust, Inc.	0.5%
New York Mortgage Trust, Inc.	0.5%
New Mountain Finance Corp.	0.5%
YRC Worldwide, Inc.	0.5%
Repligen Corp.	0.5%
Westmoreland Coal Co.	0.5%
Libbey, Inc.	0.5%
REX American Resources Corp.	0.5%
Tuesday Morning Corp.	0.5%
Top Ten Total	5.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

1	The benchmark return reflects the blended return of the Sabrient Stealth Index from 8/31/09 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/14.

2	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/14.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

32 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$42.59
Net Asset Value	$42.69
Discount to NAV	-0.23%
Net Assets ($000)	$19,211

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2014
			Since
	One	Three	Inception
	Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	24.08%	13.92%	15.68%
Market	23.22%	14.00%	15.61%
Wilshire US REIT IndexSM	24.47%	14.32%	16.07%
FTSE NAREIT Equity
REIT Index	24.01%	14.91%	16.10%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	99.5%
Total Long-Term Investments	99.5%
Other Instruments:
Investments of Collateral for Securities Loaned	2.1%
Total Investments	101.6%
Other Assets & Liabilities, net	-1.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Simon Property Group, Inc.	9.4%
Public Storage	4.5%
Equity Residential	4.3%
Health Care REIT, Inc.	3.7%
Prologis, Inc.	3.7%
AvalonBay Communities, Inc.	3.6%
HCP, Inc.	3.6%
Vornado Realty Trust	3.6%
Ventas, Inc.	3.5%
Boston Properties, Inc.	3.3%
Top Ten Total	43.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

WREI Wilshire US REIT ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. The referenced index is unmanaged. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

34 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	August 31, 2014

All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund’s gross income and reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning February 28, 2014 and ending August 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	February 28, 2014	August 31, 2014	Period2
Table 1. Based on actual Fund return3
Guggenheim BRIC ETF	0.67%	18.10%	$1,000.00	$1,181.00	$3.68
Guggenheim Defensive Equity ETF	0.66%	13.23%	1,000.00	1,132.30	3.55
Guggenheim Insider Sentiment ETF	0.67%	4.12%	1,000.00	1,041.20	3.45
Guggenheim Mid-Cap Core ETF	0.66%	8.27%	1,000.00	1,082.70	3.46
Guggenheim Multi-Asset Income ETF	0.66%	6.66%	1,000.00	1,066.60	3.44
Guggenheim Raymond James SB-1 Equity ETF	0.76%	3.13%	1,000.00	1,031.30	3.89
Guggenheim Spin-Off ETF	0.66%	1.89%	1,000.00	1,018.90	3.36
Wilshire Micro-Cap ETF	0.51%	(4.57)%	1,000.00	954.30	2.51
Wilshire US REIT ETF	0.33%	11.22%	1,000.00	1,112.20	1.76

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 35

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) continued	August 31, 2014

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	February 28, 2014	August 31, 2014	Period2
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.67%	5.00%	$1,000.00	$1,021.83	$3.41
Guggenheim Defensive Equity ETF	0.66%	5.00%	1,000.00	1,021.88	3.36
Guggenheim Insider Sentiment ETF	0.67%	5.00%	1,000.00	1,021.83	3.41
Guggenheim Mid-Cap Core ETF	0.66%	5.00%	1,000.00	1,021.88	3.36
Guggenheim Multi-Asset Income ETF	0.66%	5.00%	1,000.00	1,021.88	3.36
Guggenheim Raymond James SB-1 Equity ETF	0.76%	5.00%	1,000.00	1,021.37	3.87
Guggenheim Spin-Off ETF	0.66%	5.00%	1,000.00	1,021.88	3.36
Wilshire Micro-Cap ETF	0.51%	5.00%	1,000.00	1,022.63	2.60
Wilshire US REIT ETF	0.33%	5.00%	1,000.00	1,023.54	1.68

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.

2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period February 28, 2014 to August 31, 2014.

36 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS	August 31, 2014

EEB Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† - 99.9%
Energy - 29.2%
Petroleo Brasileiro S.A. ADR	391,701	$8,151,297
Gazprom OAO ADR	1,133,754	8,106,340
CNOOC Ltd.	3,077,060	6,185,764
PetroChina Company Ltd. — Class H	4,039,414	5,733,250
Petroleo Brasileiro S.A. ADR	285,144	5,580,268
Lukoil OAO ADR	99,392	5,541,104
China Petroleum & Chemical Corp. — Class H	4,884,574	4,953,808
Tatneft OAO ADR	46,605	1,729,046
Reliance Industries Ltd. GDR1	48,147	1,602,332
NOVATEK OAO GDR	15,349	1,544,109
Surgutneftegas OAO ADR	183,720	1,271,342
Rosneft OAO GDR	206,062	1,258,215
Yanzhou Coal Mining Company Ltd. ADR2	32,194	269,464
Eurasia Drilling Company Ltd. GDR	8,827	254,924
Trina Solar Ltd. ADR*,2	14,040	175,921
Gazprom Neft OAO ADR*	7,122	137,099
JinkoSolar Holding Company Ltd. ADR*,2	3,728	108,932
JA Solar Holdings Company Ltd. ADR*,2	6,459	59,746
Total Energy		52,662,961

Communications - 22.4%
China Mobile Ltd.	1,008,450	12,543,573
Baidu, Inc. ADR*	52,300	11,219,395
Mobile Telesystems OJSC ADR	96,984	1,789,355
China Telecom Corporation Ltd. — Class H	2,647,480	1,636,282
Ctrip.com International Ltd. ADR*	24,698	1,584,870
China Unicom Hong Kong Ltd. ADR2	85,527	1,516,394
Qihoo 360 Technology Company Ltd. ADR*	15,869	1,393,774
NetEase, Inc. ADR	13,745	1,210,110
Telefonica Brasil S.A. ADR	55,702	1,192,023
Tim Participacoes S.A. ADR	30,630	857,027
Sistema JSFC GDR	33,343	758,553
Vipshop Holdings Ltd. ADR*	3,317	652,222
MegaFon OAO GDR	17,599	498,052
Youku Tudou, Inc. ADR*	24,684	488,743
Mail.ru Group Ltd. GDR*	17,809	478,172
YY, Inc. ADR*	5,201	441,513
Bitauto Holdings Ltd. ADR*,2	3,578	314,256
VimpelCom Ltd. ADR	36,563	311,517
Rostelecom OJSC ADR	19,445	310,148
21Vianet Group, Inc. ADR*	11,019	300,929
QIWI plc ADR2	5,873	219,004
SouFun Holdings Ltd. ADR	15,690	181,063
58.com, Inc. ADR*,2	3,867	161,061
E-Commerce China Dangdang, Inc. — Class A ADR*,2	10,586	146,510
Perfect World Company Ltd. ADR	6,391	134,339
Phoenix New Media Ltd.*,2	6,223	64,408
Total Communications		40,403,293

Financial - 19.7%
Itau Unibanco Holding S.A. ADR	528,872	9,519,695
Banco Bradesco S.A. ADR	402,984	7,350,428
Sberbank of Russia ADR*	516,913	4,212,841
China Life Insurance Company Ltd. — Class H	1,423,933	4,087,987
HDFC Bank Ltd. ADR	74,625	3,708,116
ICICI Bank Ltd. ADR	53,895	2,883,383
VTB Bank OJSC GDR	485,153	1,009,118
State Bank of India GDR2	11,714	957,034
Axis Bank Ltd. GDR	20,689	687,289
Banco Santander Brasil S.A. ADR	99,971	686,801
Gafisa S.A. ADR2	40,678	121,220
LSR GroupGDR	31,925	114,930
Bank Otkritie Financial Corporation OJSC GDR*	7,736	95,849
Etalon Group Ltd. GDR	22,157	82,690
TCS Group Holding plc GDR*	13,485	71,471
Total Financial		35,588,852

Consumer, Non-cyclical - 9.9%
AMBEV S.A. ADR	871,796	6,355,394
BRF S.A. ADR	123,679	3,297,282
Magnit OJSC GDR	55,250	3,215,550
Cia Brasileira de Distribuicao ADR	25,179	1,281,359
Dr Reddy’s Laboratories Ltd. ADR	15,744	771,613
New Oriental Education & Technology Group ADR*	25,034	571,025
Mindray Medical International Ltd. ADR2	16,722	522,395
WuXi PharmaTech Cayman, Inc. ADR*	13,685	506,619
X5 Retail Group N.V. GDR*	18,495	350,295
Ranbaxy Laboratories Ltd.GDR*	24,027	259,492
TAL Education Group ADR*	7,402	253,148
WNS Holdings Ltd. ADR*	9,500	195,985
51job, Inc. ADR*,2	3,614	125,117
O’Key Group S.A. GDR	7,079	57,411
Global Ports Investments plc GDR	7,234	56,425
China Distance Education Holdings Ltd. ADR2	3,061	48,670
Total Consumer, Non-cyclical		17,867,780

Basic Materials - 9.5%
Vale S.A. ADR	388,327	4,524,010
Vale S.A. ADR2	246,520	3,219,551
MMC Norilsk Nickel OJSC ADR	109,130	2,135,674
Ultrapar Participacoes S.A. ADR	71,367	1,827,708
Gerdau S.A. ADR	171,599	993,558

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	August 31, 2014

EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Basic Materials - 9.5% (continued)
Uralkali OJSC GDR	51,763	$964,344
Cia Siderurgica Nacional S.A. ADR2	144,367	630,884
Sesa Sterlite Ltd. ADR	32,286	593,740
Fibria Celulose S.A. ADR*,2	41,928	434,374
Severstal OAO GDR	33,292	321,268
Aluminum Corp. of China Ltd. — Class H*,2	744,000	315,834
Tata Steel Ltd.GDR	26,475	226,097
Novolipetsk Steel OJSC GDR	15,755	225,297
Sinopec Shanghai Petrochemical Company Ltd. — Class H	666,000	222,569
Braskem S.A. ADR2	13,712	187,169
PhosAgro OAO GDR	15,325	173,173
Magnitogorsk Iron & Steel Works OJSC GDR*	22,779	58,086
Mechel ADR*	27,357	46,780
Total Basic Materials		17,100,116

Technology - 4.1%
Infosys Ltd. ADR2	92,335	5,493,933
Wipro Ltd. ADR2	111,838	1,337,582
Semiconductor Manufacturing International Corp.*	4,803,000	452,403
Shanda Games Ltd. ADR*	14,837	95,401
Changyou.com Ltd. ADR*,2	2,043	49,155
Total Technology		7,428,474

Utilities - 2.3%
Cia Energetica de Minas Gerais ADR	137,276	1,179,201
Huaneng Power International, Inc. — Class H	602,000	723,940
Cia de Saneamento Basico do Estado de Sao Paulo ADR	65,076	614,317
RusHydro JSC ADR	241,189	444,511
CPFL Energia S.A. ADR	20,943	421,792
Cia Paranaense de Energia ADR2	19,347	344,377
Centrais Eletricas Brasileiras S.A. ADR2	43,236	238,663
Centrais Eletricas Brasileiras S.A. ADR2	51,039	187,313
Total Utilities		4,154,114

Consumer, Cyclical - 1.5%
Tata Motors Ltd. ADR	35,808	1,725,587
Mahindra & Mahindra Ltd.GDR	12,877	300,034
Home Inns & Hotels Management, Inc. ADR*,2	4,156	139,060
China Eastern Airlines Corp. Ltd. — Class H*	348,000	118,093
China Southern Airlines Co. Ltd. — Class H	316,000	106,419
China Lodging Group Ltd.*	3,553	92,414
Gol Linhas Aereas Inteligentes S.A. ADR*	13,555	83,363
Qunar Cayman Islands Ltd. ADR*,2	2,483	74,540
Total Consumer, Cyclical		2,639,510

Industrial - 1.3%
Embraer S.A. ADR	31,026	1,202,257
Larsen & Toubro Ltd. GDR2	25,504	641,171
Globaltrans Investment plc GDR	18,128	165,871
Guangshen Railway Company Ltd. — Class H	282,000	113,526
TMK OAO GDR	9,874	96,617
Yingli Green Energy Holding Company Ltd. ADR*,2	24,409	82,014
China Ming Yang Wind Power Group Ltd. ADR*,2	17,291	53,429
Total Industrial		2,354,885

Total Common Stocks
(Cost $206,125,197)		180,199,985

SECURITIES LENDING COLLATERAL†,3 - 5.1%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	9,259,325	9,259,325

Total Securities Lending Fund
(Cost $9,259,325)		9,259,325

Total Investments - 105.0%
(Cost $215,384,522)		$189,459,310

Other Assets & Liabilities, net - (5.0)%		(9,032,013)
Total Net Assets - 100.0%		$180,427,297

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,602,332 (cost $1,486,482), or 0.9% of total net assets.

2	All or portion of this security is on loan at August 31, 2014 — See Note 2.

3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
Brazil	33.6%
China	33.4%
Russian Federation	21.1%
India	11.9%
Total Long-Term Investments	100.0%

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† - 88.2%
Financial - 19.8%
Brookfield Asset Management, Inc. — Class A1	43,533	$2,078,701
Travelers Companies, Inc.	21,530	2,039,106
Arthur J Gallagher & Co.	43,152	2,038,069
PartnerRe Ltd.	18,247	2,038,007
Health Care REIT, Inc.	29,875	2,018,952
WP Carey, Inc.	29,469	2,012,143
Brixmor Property Group, Inc.	84,956	2,010,909
Realty Income Corp.	44,890	2,007,481
Westpac Banking Corp.1	60,940	2,002,488
HCP, Inc.	46,188	2,001,325
Ventas, Inc.	30,306	1,993,529
Camden Property Trust	26,617	1,992,017
Boston Properties, Inc.	16,244	1,972,346
Apartment Investment & Management Co. — Class A	57,505	1,970,696
Digital Realty Trust, Inc.	30,102	1,964,156
Alexandria Real Estate Equities, Inc.	24,713	1,953,810
Starwood Property Trust, Inc.	81,442	1,942,392
Bancolombia S.A. ADR1	30,628	1,938,140
Banco de Chile	25,835	1,904,298
Banco Santander Chile ADR	75,658	1,805,200
Total Financial		39,683,765

Utilities - 19.1%
FirstEnergy Corp.	61,978	2,122,126
Entergy Corp.	26,434	2,046,256
National Grid plc ADR	27,371	2,045,708
Exelon Corp.	61,171	2,044,335
Edison International	34,490	2,039,739
DTE Energy Co.	26,028	2,036,691
Pinnacle West Capital Corp.	35,748	2,035,849
Public Service Enterprise Group, Inc.	54,363	2,032,633
NextEra Energy, Inc.	20,566	2,024,723
Northeast Utilities	44,060	2,021,913
PPL Corp.	58,217	2,016,055
PG&E Corp.	42,969	1,997,199
AGL Resources, Inc.	37,383	1,992,888
Consolidated Edison, Inc.	34,397	1,991,242
American Electric Power Company, Inc.	36,882	1,980,563
Southern Co.	44,535	1,977,354
SCANA Corp.	37,933	1,970,240
Pepco Holdings, Inc.	71,428	1,968,556
CenterPoint Energy, Inc.	78,781	1,956,920
Total Utilities		38,300,990

Communications - 12.8%
China Mobile Ltd. ADR	35,373	2,203,031
China Telecom Corporation Ltd. ADR1	34,837	2,142,824
CenturyLink, Inc.	49,392	2,024,578
America Movil SAB de CV ADR	82,275	2,016,560
China Unicom Hong Kong Ltd. ADR	112,104	1,987,604
Chunghwa Telecom Company Ltd. ADR1	62,805	1,960,772
Mobile Telesystems OJSC ADR	105,715	1,950,442
Nippon Telegraph & Telephone Corp. ADR	57,957	1,949,673
BT Group plc ADR1	30,013	1,940,340
Verizon Communications, Inc.	38,719	1,928,981
Windstream Holdings, Inc.1	168,796	1,907,395
NTT DOCOMO, Inc. ADR	109,620	1,894,234
Pearson plc	100,643	1,854,850
Total Communications		25,761,284

Consumer, Non-cyclical - 12.0%
Dr Pepper Snapple Group, Inc.	32,867	2,067,992
Altria Group, Inc.	47,636	2,052,160
ConAgra Foods, Inc.	63,484	2,044,185
Kellogg Co.	31,402	2,040,188
Philip Morris International, Inc.	23,558	2,016,094
Procter & Gamble Co.	24,222	2,013,090
Quest Diagnostics, Inc.	31,643	2,000,154
GlaxoSmithKline plc ADR	40,169	1,972,298
British American Tobacco plc ADR	16,615	1,967,548
Unilever N.V. — Class Y	46,841	1,950,459
Safeway, Inc.	55,989	1,947,297
Clorox Co.	21,629	1,916,329
Total Consumer, Non-cyclical		23,987,794

Energy - 8.9%
CNOOC Ltd. ADR	10,830	2,167,083
PetroChina Company Ltd. ADR1	14,748	2,091,267
Occidental Petroleum Corp.	19,708	2,044,310
Total S.A. ADR	29,818	1,966,795
ConocoPhillips	23,907	1,941,727
Royal Dutch Shell plc ADR	23,738	1,922,066
Ensco plc — Class A	37,883	1,912,334
Statoil ASA ADR	67,342	1,911,839
BP plc ADR	39,373	1,883,604
Total Energy		17,841,025

Basic Materials - 4.9%
LyondellBasell Industries N.V. — Class A	18,108	2,070,649
Agrium, Inc.	21,310	2,016,565
Sasol Ltd. ADR	33,560	1,965,945
Potash Corporation of Saskatchewan, Inc.	55,173	1,939,883
Ternium S.A. ADR	72,858	1,903,780
Total Basic Materials		9,896,822

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† - 88.2% (continued)
Consumer, Cyclical - 4.8%
Kohl’s Corp.	36,023	$2,117,792
Whirlpool Corp.	13,446	2,057,507
Wal-Mart Stores, Inc.	26,236	1,980,818
Toyota Motor Corp. ADR	16,406	1,875,534
Copa Holdings S.A. — Class A	12,650	1,555,697
Total Consumer, Cyclical		9,587,348

Industrial - 4.0%
LG Display Company Ltd. ADR	118,363	2,042,945
Waste Management, Inc.	43,444	2,040,566
Republic Services, Inc. — Class A	51,068	2,008,504
ABB Ltd. ADR1	84,507	1,924,224
Total Industrial		8,016,239

Technology - 1.9%
Intel Corp.	57,182	1,996,796
Canon, Inc. ADR	58,411	1,908,287
Total Technology		3,905,083

Total Common Stocks
(Cost $163,878,144)		176,980,350

MASTER LIMITED PARTNERSHIPS† - 11.7%
Energy - 11.7%
El Paso Pipeline Partners, LP	58,394	2,426,855
Kinder Morgan Energy Partners, LP	23,977	2,310,903
Enterprise Products Partners, LP	52,645	2,138,966
Sunoco Logistics Partners, LP	43,189	2,136,992
Spectra Energy Partners, LP	37,376	2,130,058
Access Midstream Partners, LP	32,699	2,104,181
ONEOK Partners, LP	34,613	2,057,050
Plains All American Pipeline, LP	34,248	2,052,483
Magellan Midstream Partners, LP	24,398	2,047,724
Williams Partners, LP1	38,348	2,032,827
Buckeye Partners, LP — Class B	24,355	1,924,045
Total Energy		23,362,084

Total Master Limited Partnerships
(Cost $18,486,909)		23,362,084

SECURITIES LENDING COLLATERAL†,2 - 4.4%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	8,842,217	8,842,217

Total Securities Lending Fund
(Cost $8,842,217)		8,842,217

Total Investments - 104.3%
(Cost $191,207,270)		$209,184,651

Other Assets & Liabilities, net - (4.3)%		(8,577,942)
Total Net Assets - 100.0%		$200,606,709
†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral – See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	63.7%
United Kingdom	7.7%
Japan	3.8%
Hong Kong	3.2%
Canada	3.0%
China	2.1%
Netherlands	2.0%
Other	14.5%
Total Long-Term Investments	100.0%

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† - 99.9%
Consumer, Cyclical - 19.0%
Chipotle Mexican Grill, Inc. — Class A*	3,257	$2,210,363
Marriott International, Inc. — Class A	29,473	2,045,426
Lear Corp.	20,217	2,044,545
Signet Jewelers Ltd.	17,281	2,036,911
Brown Shoe Company, Inc.	66,318	1,978,929
Starbucks Corp.	24,361	1,895,529
Texas Roadhouse, Inc. — Class A	70,727	1,880,631
Genuine Parts Co.	21,274	1,866,581
United Continental Holdings, Inc.*	38,814	1,847,935
Meritor, Inc.*	133,758	1,823,122
G-III Apparel Group Ltd.*	21,981	1,814,312
AutoZone, Inc.*	3,360	1,810,502
Office Depot, Inc.*	352,542	1,805,015
Tuesday Morning Corp.*	100,724	1,770,728
Conn’s, Inc.*,1	38,311	1,717,482
Delta Air Lines, Inc.	43,137	1,707,362
Oshkosh Corp.	33,907	1,684,500
Fastenal Co.	36,823	1,667,345
Bloomin’ Brands, Inc.*	84,809	1,411,222
Total Consumer, Cyclical		35,018,440

Financial - 17.8%
Lincoln National Corp.	35,781	1,969,386
AG Mortgage Investment Trust, Inc.	96,915	1,935,392
BlackRock, Inc. — Class A	5,854	1,934,923
Ryman Hospitality Properties, Inc.1	38,657	1,923,186
Employers Holdings, Inc.	88,048	1,885,108
Spirit Realty Capital, Inc.	158,460	1,871,413
Glacier Bancorp, Inc.	68,231	1,857,248
American Assets Trust, Inc.	52,957	1,856,143
Sovran Self Storage, Inc.	23,669	1,828,904
UMB Financial Corp.	31,470	1,817,393
Montpelier Re Holdings Ltd.	57,749	1,816,206
Macerich Co.	27,336	1,784,767
KeyCorp	130,964	1,782,419
Healthcare Realty Trust, Inc.	71,367	1,781,320
Fifth Third Bancorp	86,254	1,760,013
Resource Capital Corp.	315,817	1,702,253
Air Lease Corp. — Class A	44,151	1,673,323
Altisource Residential Corp.	65,979	1,619,125
Total Financial		32,798,522

Consumer, Non-cyclical - 15.5%
HCA Holdings, Inc.*	33,212	2,318,862
Celgene Corp.*	22,910	2,176,909
Keurig Green Mountain, Inc.	16,053	2,140,186
Albany Molecular Research, Inc.*	106,631	2,111,294
ADT Corp.	55,954	2,062,464
Regeneron Pharmaceuticals, Inc.*	5,831	2,043,882
Moody’s Corp.	21,269	1,990,140
Catamaran Corp.*	41,811	1,970,134
Mead Johnson Nutrition Co. — Class A	20,555	1,965,058
Global Payments, Inc.	26,206	1,905,700
Ingredion, Inc.	23,867	1,903,632
ANI Pharmaceuticals, Inc.*	56,705	1,663,158
On Assignment, Inc.*	51,403	1,519,473
K12, Inc.*	78,041	1,469,512
Herbalife Ltd.1	28,078	1,431,416
Total Consumer, Non-cyclical		28,671,820

Industrial - 14.0%
Trinity Industries, Inc.	45,331	2,193,113
Cognex Corp.*	50,280	2,110,754
ITT Corp.	41,693	1,995,427
Fortune Brands Home & Security, Inc.	45,857	1,981,481
Masco Corp.	82,989	1,947,752
Old Dominion Freight Line, Inc.*	28,821	1,921,496
Honeywell International, Inc.	19,385	1,846,034
General Electric Co.	68,518	1,780,098
Roadrunner Transportation Systems, Inc.*	69,940	1,761,089
Allegion plc	34,227	1,760,295
Parker-Hannifin Corp.	14,454	1,669,437
Kratos Defense & Security Solutions, Inc.*	217,337	1,636,548
AGCO Corp.	33,445	1,633,454
Power Solutions International, Inc.*	23,612	1,613,880
Total Industrial		25,850,858

Energy - 9.5%
Tesoro Corp.	31,547	2,042,353
Murphy USA, Inc.*	35,518	1,934,665
Callon Petroleum Co.*	176,102	1,889,574
Chesapeake Energy Corp.	65,562	1,783,286
Sanchez Energy Corp.*,1	53,600	1,778,984
EXCO Resources, Inc.1	359,508	1,736,424
EP Energy Corp. — Class A*,1	89,435	1,728,779
Equities Corp.	17,083	1,692,242
CONSOL Energy, Inc.	39,753	1,601,251
Hercules Offshore, Inc.*,1	408,788	1,377,616
Total Energy		17,565,174

Technology - 8.3%
Lexmark International, Inc. — Class A	40,362	2,040,702
iGATE Corp.*	54,383	2,035,011

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Technology - 8.3% (continued)
Envestnet, Inc.*	44,058	$2,027,109
Cadence Design Systems, Inc.*	110,247	1,944,757
VeriFone Systems, Inc.*	53,742	1,876,671
VMware, Inc. — Class A*	18,872	1,860,402
Logitech International S.A.1	132,880	1,828,429
Silicon Image, Inc.*	351,180	1,776,971
Total Technology		15,390,052

Communications - 6.6%
Calix, Inc.*	245,162	2,574,200
Ubiquiti Networks, Inc.*,1	52,138	2,364,980
AOL, Inc.*	49,840	2,154,085
Corning, Inc.	85,165	1,776,542
Perficient, Inc.*	102,889	1,771,749
Entravision Communications Corp. — Class A	344,526	1,577,929
Total Communications		12,219,485

Basic Materials - 6.3%
Alcoa, Inc.	131,626	2,186,308
RPM International, Inc.	41,298	1,946,375
Freeport-McMoRan, Inc.	52,711	1,917,099
Ecolab, Inc.	16,541	1,899,238
Ferro Corp.*	140,038	1,887,712
Olin Corp.	66,708	1,820,461
Total Basic Materials		11,657,193

Utilities - 2.9%
NorthWestern Corp.	37,986	1,833,964
SCANA Corp.	35,239	1,830,314
Exelon Corp.	48,807	1,631,130
Total Utilities		5,295,408

Total Common Stocks
(Cost $166,867,048)		184,466,952

SECURITIES LENDING COLLATERAL†,2 - 6.2%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	11,489,879	11,489,879

Total Securities Lending Fund
(Cost $11,489,879)		11,489,879

Total Investments - 106.1%
(Cost $178,356,927)		$195,956,831

Other Assets & Liabilities, net - (6.1)%		(11,221,658)
Total Net Assets - 100.0%		$184,735,173

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral – See Note 2.

plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	94.1%
Bermuda	2.1%
Canada	1.1%
Switzerland	1.0%
Ireland	0.9%
Cayman Islands	0.8%
Total Common Stocks	100.0%

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† - 91.2%
Financial - 26.0%
Principal Financial Group, Inc.	47,724	$2,590,936
Progressive Corp.	97,573	2,441,276
Regions Financial Corp.	225,202	2,285,800
Credicorp Ltd.	12,885	1,998,077
KeyCorp	143,143	1,948,176
Affiliated Managers Group, Inc.*	8,926	1,884,725
CNA Financial Corp.	43,745	1,695,994
CBRE Group, Inc. — Class A*	52,485	1,667,973
Unum Group	42,426	1,538,791
CIT Group, Inc.	31,092	1,491,172
Willis Group Holdings plc	29,100	1,221,327
Arthur J Gallagher & Co.	25,250	1,192,558
Jones Lang LaSalle, Inc.	7,207	962,927
SVB Financial Group*	8,247	918,056
American Financial Group, Inc.	14,514	870,405
AerCap Holdings N.V.*	18,226	864,824
Axis Capital Holdings Ltd.	17,632	850,215
East West Bancorp, Inc.	23,446	816,859
HCC Insurance Holdings, Inc.	16,045	804,496
Spirit Realty Capital, Inc.	64,750	764,698
Brown & Brown, Inc.	23,400	763,308
BOK Financial Corp.	11,196	754,386
Two Harbors Investment Corp.	58,941	631,848
Artisan Partners Asset Management, Inc. — Class A	11,379	631,307
Equity Lifestyle Properties, Inc.	13,676	624,856
Erie Indemnity Co. — Class A	7,591	580,787
BankUnited, Inc.	16,629	524,645
First Niagara Financial Group, Inc.	57,966	504,304
Healthcare Trust of America, Inc. — Class A	39,911	496,892
Total Financial		34,321,618

Industrial - 14.4%
Ingersoll-Rand plc	44,750	2,693,949
Amphenol Corp. — Class A	25,805	2,658,173
AMETEK, Inc.	40,329	2,135,017
Flowserve Corp.	22,959	1,742,359
Wabtec Corp.	15,715	1,310,002
Snap-on, Inc.	9,539	1,191,898
Rock-Tenn Co. — Class A	23,318	1,146,313
Flextronics International Ltd.*	95,153	1,050,489
Avnet, Inc.	22,356	995,066
Waste Connections, Inc.	19,976	980,023
Graco, Inc.	9,806	753,689
ITT Corp.	14,701	703,590
Hexcel Corp.*	16,125	664,189
Regal-Beloit Corp.	7,412	526,771
Progressive Waste Solutions Ltd.	18,662	482,413
Total Industrial		19,033,941

Technology - 12.8%
Fidelity National Information Services, Inc.	45,890	2,604,257
Fiserv, Inc.*	40,227	2,593,435
Xerox Corp.	184,556	2,548,718
Check Point Software Technologies Ltd.*	31,254	2,219,659
Altera Corp.	51,212	1,809,832
ANSYS, Inc.*	15,188	1,234,784
Synopsys, Inc.*	24,805	1,014,525
MSCI, Inc. — Class A*	18,895	871,815
Jack Henry & Associates, Inc.	13,665	789,974
ON Semiconductor Corp.*	71,927	702,008
DST Systems, Inc.	6,434	597,140
Total Technology		16,986,147

Consumer, Non-cyclical - 12.7%
Zoetis, Inc.	81,362	2,883,470
Zimmer Holdings, Inc.	27,231	2,704,311
FleetCor Technologies, Inc.*	13,291	1,909,784
Verisk Analytics, Inc. — Class A*	27,506	1,765,610
Equifax, Inc.	20,078	1,581,343
Quanta Services, Inc.*	35,022	1,272,699
Quintiles Transnational Holdings, Inc.*	21,331	1,197,096
SEI Investments Co.	27,403	1,038,437
Manpowergroup, Inc.	12,987	1,007,531
Total System Services, Inc.	30,261	952,011
Bruker Corp.*	26,573	533,054
Total Consumer, Non-cyclical		16,845,346

Consumer, Cyclical - 8.1%
Starwood Hotels & Resorts Worldwide, Inc.	31,169	2,635,027
Ralph Lauren Corp. — Class A	14,334	2,425,313
Tim Hortons, Inc.	22,040	1,772,898
Newell Rubbermaid, Inc.	45,431	1,522,847
Allison Transmission Holdings, Inc.	29,522	905,735
Sabre Corp.	43,032	784,473
Ingram Micro, Inc. — Class A*	24,472	705,528
Total Consumer, Cyclical		10,751,821

Basic Materials - 7.4%
Westlake Chemical Corp.	22,055	2,142,202
Eastman Chemical Co.	24,724	2,038,989
International Flavors & Fragrances, Inc.	13,288	1,349,928
Ashland, Inc.	12,527	1,343,145
RPM International, Inc.	21,540	1,015,180
Reliance Steel & Aluminum Co.	12,522	875,538
Cabot Corp.	10,598	580,558

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† - 91.2% (continued)
Basic Materials - 7.4% (continued)
Compass Minerals International, Inc.	5,287	$470,913
Total Basic Materials		9,816,453

Utilities - 5.1%
Edison International	52,471	3,103,136
American Water Works Co., Inc.	28,645	1,449,723
OGE Energy Corp.	31,749	1,191,222
MDU Resources Group, Inc.	30,746	962,657
Total Utilities		6,706,738

Communications - 3.8%
Omnicom Group, Inc.	41,887	3,016,282
Amdocs Ltd.	26,487	1,247,538
CommScope Holding Company, Inc.*	31,209	803,944
Total Communications		5,067,764

Energy - 0.9%
RPC, Inc.	35,867	816,692
MRC Global, Inc.*	16,755	415,859
Total Energy		1,232,551

Total Common Stocks
(Cost $111,939,075)		120,762,379

MASTER LIMITED PARTNERSHIPS† - 8.5%

Energy - 4.4%
Spectra Energy Partners, LP	44,180	2,517,818
El Paso Pipeline Partners, LP	34,621	1,438,849
Boardwalk Pipeline Partners, LP	38,156	761,212
Alliance Holdings GP, LP	9,487	681,356
Alliance Resource Partners, LP	11,627	578,560
Total Energy		5,977,795

Consumer, Cyclical - 2.0%
Icahn Enterprises, LP	19,364	2,161,991
Cedar Fair, LP	8,953	443,084
Total Consumer, Cyclical		2,605,075

Financial - 1.3%
Lazard Ltd. — Class A	21,258	1,161,962
Fortress Investment Group, LLC — Class A	70,209	523,759
Total Financial		1,685,721

Utilities - 0.8%
Brookfield Infrastructure Partners, LP	24,369	1,034,464

Total Master Limited Partnerships
(Cost $9,434,326)		11,303,055

Total Investments - 99.7%
(Cost $121,373,401)		$132,065,434

Other Assets & Liabilities, net - 0.3%		362,573
Total Net Assets - 100.0%		$132,428,007

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	87.4%
Bermuda	3.8%
Ireland	3.0%
Canada	1.7%
Israel	1.7%
Guernsey	0.9%
Singapore	0.8%
Netherlands	0.7%
Total Long-Term Investments	100.0%

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† - 72.3%
Financial - 19.2%
American Realty Capital Properties, Inc.	1,160,780	$15,275,865
HSBC Holdings plc ADR	276,712	14,959,051
Two Harbors Investment Corp.	1,368,771	14,673,226
Annaly Capital Management, Inc.	1,226,860	14,599,635
SLM Corp.	1,637,215	14,505,725
American Capital Agency Corp.	606,956	14,354,509
Banco Santander S.A. ADR1	1,446,673	14,350,997
CYS Investments, Inc.	1,227,419	11,574,561
Invesco Mortgage Capital, Inc.	581,786	10,251,069
Toronto-Dominion Bank	194,033	10,211,957
MFA Financial, Inc.	1,206,238	10,180,649
Validus Holdings Ltd.	259,175	10,136,334
Umpqua Holdings Corp.	576,488	10,071,245
First Niagara Financial Group, Inc.	1,105,222	9,615,431
Cincinnati Financial Corp.	197,307	9,488,494
FirstMerit Corp.	504,261	8,690,938
Hatteras Financial Corp.	421,611	8,390,059
ARMOUR Residential REIT, Inc.	1,945,420	8,229,127
Newcastle Investment Corp.	587,931	7,966,465
New Residential Investment Corp.	1,103,405	6,918,349
Capstead Mortgage Corp.	493,252	6,520,791
New York Mortgage Trust, Inc.1	812,008	6,479,824
Universal Insurance Holdings, Inc.	417,119	5,781,269
Aircastle Ltd.	281,954	5,390,960
Sun Life Financial, Inc.1	140,516	5,225,790
Potlatch Corp.	120,206	5,130,392
American Capital Mortgage Investment Corp.	240,979	4,959,348
Susquehanna Bancshares, Inc.	475,183	4,903,889
Anworth Mortgage Asset Corp.	941,507	4,886,421
Home Loan Servicing Solutions Ltd.	214,756	4,703,156
Old National Bancorp	344,079	4,503,994
Banco de Chile ADR	21,961	1,618,745
Total Financial		284,548,265

Energy - 12.7%
Precision Drilling Corp.	1,259,668	16,010,381
Chevron Corp.	117,545	15,216,200
Royal Dutch Shell plc ADR	184,011	14,899,371
ConocoPhillips	182,675	14,836,864
BP plc ADR	284,833	13,626,411
Penn West Petroleum Ltd.	1,736,004	13,488,751
Enerplus Corp.	571,823	13,106,183
Transocean Ltd.	338,873	13,097,441
Statoil ASA ADR	382,154	10,849,352
Cenovus Energy, Inc.	332,454	10,601,958
ONEOK, Inc.	148,537	10,427,298
Spectra Energy Corp.	237,170	9,880,502
PBF Energy, Inc. — Class A	321,935	9,146,173
Baytex Energy Corp.1	190,829	8,509,065
Pengrowth Energy Corp.1	1,323,815	8,459,178
Ecopetrol S.A. ADR1	185,311	6,408,054
Total Energy		188,563,182

Consumer, Non-cyclical - 11.3%
Western Union Co.	915,128	15,987,286
Merck & Company, Inc.	254,688	15,309,296
Clorox Co.	163,686	14,502,580
Reynolds American, Inc.	247,078	14,446,651
Pfizer, Inc.	487,702	14,333,562
Unilever plc ADR	322,818	14,223,361
General Mills, Inc.	266,257	14,212,799
GlaxoSmithKline plc ADR	262,704	12,898,766
PDL BioPharma, Inc.1	1,035,149	10,444,653
ConAgra Foods, Inc.	305,070	9,823,254
KAR Auction Services, Inc.	312,995	9,439,929
Tupperware Brands Corp.	113,858	8,341,237
Cal-Maine Foods, Inc.	69,847	5,525,596
Rent-A-Center, Inc.	168,278	4,688,225
B&G Foods, Inc.	141,866	4,284,353
Total Consumer, Non-cyclical		168,461,548

Utilities - 11.0%
Cia Energetica de Minas Gerais ADR1	1,795,215	15,420,898
Entergy Corp.	194,856	15,083,803
CenterPoint Energy, Inc.	602,713	14,971,390
Dominion Resources, Inc.	207,976	14,604,075
Xcel Energy, Inc.	316,982	10,159,273
CMS Energy Corp.	329,358	10,058,593
Alliant Energy Corp.	167,733	9,810,703
SCANA Corp.	188,031	9,766,330
AGL Resources, Inc.	181,676	9,685,148
Wisconsin Energy Corp.	213,261	9,667,121
National Grid plc ADR	127,009	9,492,653
Northeast Utilities	198,886	9,126,879
IDACORP, Inc.	87,714	4,975,138
NorthWestern Corp.	101,603	4,905,393
Avista Corp.	150,077	4,871,499
New Jersey Resources Corp.	88,397	4,616,975
CPFL Energia S.A. ADR1	168,567	3,394,939
Enersis S.A. ADR	188,881	3,193,978
Total Utilities		163,804,788

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† - 72.3% (continued)
Consumer, Cyclical - 8.0%
GameStop Corp. — Class A	387,270	$16,342,794
Ford Motor Co.	893,598	15,557,541
General Motors Co.	425,449	14,805,625
International Game Technology	766,445	12,922,263
Mattel, Inc.	373,200	12,871,668
Coach, Inc.	349,117	12,857,979
Guess?, Inc.	356,816	8,363,767
Cinemark Holdings, Inc.	152,985	5,398,840
Regal Entertainment Group — Class A	245,550	5,168,828
Owens & Minor, Inc.1	141,133	4,854,975
Cracker Barrel Old Country Store, Inc.	47,885	4,808,133
MDC Holdings, Inc.1	165,297	4,795,266
Total Consumer, Cyclical		118,747,679

Basic Materials - 4.4%
Freeport-McMoRan, Inc.	425,216	15,465,106
Potash Corporation of Saskatchewan, Inc.	399,117	14,032,953
Cliffs Natural Resources, Inc.1	882,140	13,293,850
Agrium, Inc.	106,546	10,082,448
Cia Siderurgica Nacional S.A. ADR1	1,553,184	6,787,414
Schweitzer-Mauduit International, Inc.	114,058	4,886,245
Total Basic Materials		64,548,016

Industrial - 2.3%
Lockheed Martin Corp.	88,640	15,423,360
General Electric Co.	543,505	14,120,260
TAL International Group, Inc.	108,790	4,808,518
Total Industrial		34,352,138

Technology - 1.9%
Intel Corp.	540,615	18,878,276
CA, Inc.	328,026	9,263,454
Total Technology		28,141,730

Communications - 1.5%
Cisco Systems, Inc.	584,424	14,604,755
CTC Media, Inc.	462,832	4,202,515
Oi S.A. ADR	4,802,094	3,217,403
Total Communications		22,024,673

Total Common Stocks
(Cost $1,040,989,915)		1,073,192,019

PREFERRED STOCKS† - 5.0%

Financial - 5.0%
Citigroup, Inc.
6.88%2,3	984,775	16,026,768
6.88%1,3	390,751	10,026,671
JPMorgan Chase & Co.
6.70%3	614,481	15,859,755
Wells Fargo & Co.
5.85%2,3	606,075	15,800,375
Morgan Stanley
6.88%2,3	376,736	10,175,639
HSBC Holdings plc
8.00%3	229,800	6,165,534

Total Preferred Stocks
(Cost $73,012,354)		74,054,742

CONVERTIBLE PREFERRED STOCKS† - 0.6%
Wells Fargo & Co.
7.50%3	7,762	9,438,359

Total Convertible Preferred Stocks
(Cost $9,010,244)		9,438,359

MASTER LIMITED PARTNERSHIPS† - 11.0%
Energy - 11.0%
Linn Energy LLC	648,380	20,566,614
El Paso Pipeline Partners, LP	442,023	18,370,476
Kinder Morgan Energy Partners, LP	175,426	16,907,558
NuStar Energy, LP	236,371	15,621,759
Regency Energy Partners, LP	453,300	14,949,834
MarkWest Energy Partners, LP	164,197	13,091,427
Williams Partners, LP1	242,383	12,848,723
Energy Transfer Partners, LP	218,363	12,544,954
ONEOK Partners, LP	180,031	10,699,242
Buckeye Partners, LP — Class B	131,717	10,405,643
Atlas Energy, LP	206,379	9,237,524
Plains All American Pipeline, LP	145,041	8,692,307
Total Energy		163,936,061

Total Master Limited Partnerships
(Cost $132,444,390)		163,936,061

CLOSED-END FUNDS† - 9.5%
PIMCO Dynamic Income Fund1	484,845	15,839,885
BlackRock Corporate High Yield Fund, Inc.1	1,308,454	15,793,040
PIMCO Dynamic Credit Income Fund1	674,176	15,688,076
AllianceBernstein Global High Income Fund, Inc.1	813,548	11,357,130
Prudential Global Short Duration High Yield Fund, Inc.1	437,640	7,628,065
PIMCO Income Strategy Fund II1	694,194	7,559,773
Prudential Short Duration High Yield Fund, Inc.1	375,156	6,561,478
Western Asset High Income Fund II, Inc.1	653,882	6,061,486
Stone Harbor Emerging Markets Income Fund1	290,510	5,792,769
Babson Capital Global Short Duration High Yield Fund1	241,398	5,680,095
Wells Fargo Advantage Global Dividend Opportunity Fund	647,187	5,429,899
Nuveen Preferred & Income Term Fund	228,078	5,348,429
Wells Fargo Advantage Income Opportunities Fund	563,794	5,277,112

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
CLOSED-END FUNDS† - 9.5% (continued)
Nuveen Long/Short Commodity Total Return Fund	311,219	$4,624,714
John Hancock Preferred Income Fund	209,650	4,283,150
Brookfield Mortgage Opportunity Income Fund, Inc.1	242,204	4,122,312
John Hancock Preferred Income Fund III1	224,606	4,002,479
Western Asset Global High Income Fund, Inc.1	276,625	3,513,138
Brookfield Total Return Fund, Inc.1	137,070	3,478,837
John Hancock Preferred Income Fund II	161,234	3,276,275

Total Closed-End Funds
(Cost $141,342,064)		141,318,142

SECURITIES LENDING COLLATERAL†,4 - 4.4%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	65,215,212	65,215,212

Total Securities Lending Fund
(Cost $65,215,212)		65,215,212

Total Investments - 102.8%
(Cost $1,462,014,179)		$1,527,154,535

Other Assets & Liabilities, net - (2.8)%		(41,872,287)
Total Net Assets - 100.0%		$1,485,282,248

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Variable rate security. Rate indicated is rate effective at August 31, 2014.

3	Perpetual maturity.

4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	80.0%
Canada	7.5%
United Kingdom	5.9%
Brazil	2.0%
Bermuda	1.1%
Spain	1.0%
Switzerland	0.9%
Other	1.6%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† - 96.8%
Financial - 25.5%
Talmer Bancorp, Inc. — Class A	118,515	$1,737,430
Manning & Napier, Inc. — Class A	93,306	1,732,692
Lincoln National Corp.	31,374	1,726,825
Wilshire Bancorp, Inc.	176,843	1,725,988
American Residential Properties, Inc.*	90,604	1,719,664
SVB Financial Group*	15,447	1,719,560
NASDAQ OMX Group, Inc.	39,506	1,717,326
JPMorgan Chase & Co.	28,869	1,716,262
United Community Banks, Inc.	100,947	1,712,061
Citigroup, Inc.	33,069	1,708,014
Bank of the Ozarks, Inc.	53,428	1,707,025
PrivateBancorp, Inc. — Class A	57,777	1,704,999
Wintrust Financial Corp.	36,531	1,701,249
ConnectOne Bancorp, Inc.	87,778	1,701,137
EverBank Financial Corp.	89,832	1,696,028
First Republic Bank	34,664	1,695,070
Regions Financial Corp.	166,882	1,693,852
Wells Fargo & Co.	32,927	1,693,765
U.S. Bancorp	40,029	1,692,426
Allstate Corp.	27,456	1,688,269
New York Community Bancorp, Inc.	105,817	1,687,781
Signature Bank*	14,245	1,687,463
American Homes 4 Rent — Class A	94,296	1,686,012
Lakeland Financial Corp.	43,249	1,684,116
American Tower Corp. — Class A	17,072	1,683,299
Prudential Financial, Inc.	18,740	1,680,978
South State Corp.	28,697	1,680,496
Crown Castle International Corp.	21,110	1,678,456
Kite Realty Group Trust	64,955	1,670,643
Weyerhaeuser Co.	49,123	1,667,726
CyrusOne, Inc.	63,874	1,663,279
Yadkin Financial Corp.*	88,560	1,663,157
Sovran Self Storage, Inc.	21,514	1,662,387
Fidus Investment Corp.	89,027	1,660,354
Trico Bancshares1	74,007	1,654,056
Alcentra Capital Corp.	118,138	1,616,128
CM Finance, Inc.	92,818	1,288,314
Health Insurance Innovations, Inc. — Class A*,1	100,437	1,279,567
Meta Financial Group, Inc.	31,038	1,179,444
Peoples Bancorp, Inc.	46,837	1,122,683
Lakeland Bancorp, Inc.	107,300	1,108,409
Silvercrest Asset Management Group, Inc. — Class A	68,318	1,095,821
Total Financial		67,990,211

Consumer, Cyclical - 19.4%
Carrols Restaurant Group, Inc.*	255,885	1,865,402
Dixie Group, Inc.*	185,383	1,788,946
Texas Roadhouse, Inc. — Class A	65,485	1,741,246
Malibu Boats, Inc. — Class A*	83,399	1,735,533
Callaway Golf Co.	226,084	1,720,499
Brunswick Corp.	39,878	1,714,754
Advance Auto Parts, Inc.	12,559	1,713,299
Select Comfort Corp.*	76,453	1,710,254
Tempur Sealy International, Inc.*	29,204	1,709,018
Ingram Micro, Inc. — Class A*	59,195	1,706,592
O’Reilly Automotive, Inc.*	10,933	1,705,329
Bed Bath & Beyond, Inc.*	26,496	1,702,633
AutoZone, Inc.*	3,140	1,691,958
Ethan Allen Interiors, Inc.	66,964	1,689,502
Toll Brothers, Inc.*	47,346	1,685,044
WCI Communities, Inc.*	84,400	1,683,780
Pier 1 Imports, Inc.	106,821	1,683,499
Red Robin Gourmet Burgers, Inc.*	31,680	1,682,208
Regal Entertainment Group — Class A	79,888	1,681,642
Harman International Industries, Inc.	14,608	1,681,089
Newell Rubbermaid, Inc.	50,010	1,676,335
Fiesta Restaurant Group, Inc.*	34,049	1,671,465
Steelcase, Inc. — Class A	106,350	1,669,695
Dollar Tree, Inc.*	31,114	1,668,488
DineEquity, Inc.	20,025	1,666,080
Cinemark Holdings, Inc.	46,861	1,653,725
Polaris Industries, Inc.	11,348	1,649,772
La-Z-Boy, Inc.	77,257	1,648,664
MarineMax, Inc.*	95,200	1,643,152
iRobot Corp.*	48,825	1,583,395
Culp, Inc.	49,749	909,909
Total Consumer, Cyclical		51,732,907

Technology - 13.4%
ServiceNow, Inc.*	29,681	1,814,400
NXP Semiconductor N.V.*	26,376	1,807,284
salesforce.com, Inc.*	30,315	1,791,313
Synchronoss Technologies, Inc.*	39,935	1,763,929
Semtech Corp.*	67,231	1,751,704
Microsemi Corp.*	65,689	1,749,955
Applied Micro Circuits Corp.*	205,206	1,738,095
Skyworks Solutions, Inc.	30,561	1,731,586
NVIDIA Corp.	88,560	1,722,492
Altera Corp.	48,432	1,711,587
SanDisk Corp.	17,294	1,694,120

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† - 96.8% (continued)
Technology - 13.4% (continued)
Bottomline Technologies de, Inc.*	59,889	$1,686,474
EMC Corp.	57,018	1,683,742
Maxim Integrated Products, Inc.	54,443	1,681,744
Micron Technology, Inc.*	50,884	1,658,818
Tangoe, Inc.*	118,598	1,650,884
Analog Devices, Inc.	32,144	1,643,201
Intuit, Inc.	19,681	1,637,066
VMware, Inc. — Class A*	16,465	1,623,120
Benefitfocus, Inc.*	49,051	1,619,664
Nimble Storage, Inc.*,1	58,579	1,583,976
Total Technology		35,745,154

Industrial - 11.4%
Applied Optoelectronics, Inc.*	86,297	1,832,948
Teekay Corp.	28,644	1,756,450
Knight Transportation, Inc.	69,243	1,755,310
Progressive Waste Solutions Ltd.*	67,446	1,743,479
Advanced Energy Industries, Inc.*	89,215	1,717,389
Covanta Holding Corp.	80,806	1,696,118
Genesee & Wyoming, Inc. — Class A*	17,165	1,687,835
PGT, Inc.*	161,457	1,687,226
Masco Corp.	71,835	1,685,967
FLIR Systems, Inc.	49,863	1,684,871
Swift Transportation Co. — Class A*	79,326	1,680,125
Republic Services, Inc. — Class A	42,701	1,679,430
Union Pacific Corp.	15,953	1,679,372
FedEx Corp.	11,218	1,658,918
ArcBest Corp.	45,917	1,648,420
Marten Transport Ltd.	80,883	1,601,483
Control4 Corp.*,1	106,686	1,585,354
Hub Group, Inc. — Class A*	36,041	1,567,423
Total Industrial		30,348,118

Communications - 11.1%
RF Micro Devices, Inc.*,1	140,855	1,756,462
Telephone & Data Systems, Inc.	66,281	1,745,842
Iridium Communications, Inc.*,1	185,587	1,744,518
United States Cellular Corp.*	45,497	1,716,147
DigitalGlobe, Inc.*	56,127	1,704,577
SBA Communications Corp. — Class A*	15,446	1,703,539
Premiere Global Services, Inc.*	129,314	1,703,065
HomeAway, Inc.*	51,192	1,699,574
Comcast Corp. — Class A	31,022	1,697,834
Ubiquiti Networks, Inc.*,1	37,323	1,692,971
Palo Alto Networks, Inc.*	19,882	1,689,771
WebMD Health Corp. — Class A*,1	34,793	1,682,242
ARRIS Group, Inc.*	54,815	1,677,887
Finisar Corp.*	82,182	1,669,116
NIC, Inc.	88,840	1,664,862
Priceline Group, Inc.*	1,335	1,661,154
Equinix, Inc.*	7,554	1,648,736
KVH Industries, Inc.*	55,841	694,104
Total Communications		29,552,401

Energy - 7.8%
Goodrich Petroleum Corp.*	87,278	1,928,844
Memorial Resource Development Corp.*	61,502	1,812,464
Bonanza Creek Energy, Inc.*	28,668	1,760,502
Superior Energy Services, Inc.	48,391	1,734,334
LinnCo LLC	54,993	1,729,530
Oasis Petroleum, Inc.*	35,001	1,721,699
Antero Resources Corp.*	29,686	1,717,335
Cameron International Corp.*	23,103	1,717,246
Chevron Corp.	13,202	1,708,999
Baker Hughes, Inc.	24,587	1,699,945
Energy XXI Bermuda Ltd.	102,602	1,692,933
Halliburton Co.	24,712	1,670,778
Total Energy		20,894,609

Consumer, Non-cyclical - 7.0%
Amsurg Corp. — Class A*	32,578	1,752,371
UnitedHealth Group, Inc.	20,160	1,747,469
CareFusion Corp.*	37,489	1,721,120
Alere, Inc.*	48,238	1,710,037
Service Corporation International	76,940	1,705,760
McKesson Corp.	8,730	1,702,612
Capital Senior Living Corp.*	74,137	1,695,513
Quintiles Transnational Holdings, Inc.*	29,976	1,682,253
Carriage Services, Inc. — Class A	89,641	1,670,908
Paylocity Holding Corp.*	73,269	1,665,404
Xoom Corp.*	72,328	1,653,418
Total Consumer, Non-cyclical		18,706,865

Utilities - 0.6%
EnerNOC, Inc.*	87,009	1,708,857

Basic Materials - 0.6%
Praxair, Inc.	12,847	1,690,023

Total Common Stocks
(Cost $235,293,529)		258,369,145

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
MASTER LIMITED PARTNERSHIPS† - 3.2%
Energy - 3.2%
EV Energy Partners, LP	42,189	$1,763,501
Enterprise Products Partners, LP	42,945	1,744,855
Compressco Partners, LP	64,288	1,735,133
Alliance Holdings GP, LP	23,837	1,711,973
Memorial Production Partners, LP	72,050	1,685,970
Total Energy		8,641,432

Total Master Limited Partnerships
(Cost $7,528,240)		8,641,432

SECURITIES LENDING COLLATERAL†,2 - 2.3%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	6,262,403	6,262,403

Total Securities Lending Fund
(Cost $6,262,403)		6,262,403

Total Investments - 102.3%
(Cost $249,084,172)		$273,272,980

Other Assets & Liabilities, net - (2.3)%		(6,218,684)
Total Net Assets - 100.0%		$267,054,296

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral — See Note 2.

Country Diversification
% of Long-Term
Country	Investments
United States	97.4%
Netherlands	0.7%
Marshall Islands	0.7%
Canada	0.6%
Bermuda	0.6%
Total Long-Term Investments	100.0%

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CSD Guggenheim Spin-Off ETF

	Shares	Value
COMMON STOCKS† - 92.2%
Consumer, Non-cyclical - 32.8%
Zoetis, Inc.	889,978	$31,540,821
ADT Corp.	851,453	31,384,558
WhiteWave Foods Co. — Class A*	872,577	30,557,647
Mallinckrodt plc*,1	374,003	30,477,504
AbbVie, Inc.	508,712	28,121,599
Kraft Foods Group, Inc.	477,131	28,103,016
Post Holdings, Inc.*,1	449,618	16,622,377
Prothena Corporation plc*	214,293	4,907,310
Harvard Apparatus Regenerative Technology, Inc.*	71,483	627,621
Total Consumer, Non-cyclical		202,342,453

Energy - 14.6%
WPX Energy, Inc.*	1,300,603	34,622,052
Phillips 66	336,832	29,311,121
Murphy USA, Inc.*	480,836	26,191,137
Total Energy		90,124,310

Communications - 11.9%
News Corp. — Class A*	1,587,585	27,981,185
TripAdvisor, Inc.*	273,055	27,057,020
Liberty Media Corp. — Class A*	213,938	10,532,168
FTD Companies, Inc.*	189,819	6,286,805
Straight Path Communications, Inc. — Class B*	120,803	1,153,669
Total Communications		73,010,847

Financial - 10.8%
New Residential Investment Corp.	2,863,406	17,953,556
Altisource Asset Management Corp.*,1	23,111	17,204,522
Altisource Residential Corp.	585,139	14,359,311
Rouse Properties, Inc.1	584,903	10,224,104
Silver Bay Realty Trust Corp.	392,467	6,542,425
Total Financial		66,283,918

Industrial - 7.3%
Allegion plc	517,984	26,639,917
Hyster-Yale Materials Handling, Inc.	167,399	12,904,789
Era Group, Inc.*	205,523	5,263,444
Total Industrial		44,808,150

Consumer, Cyclical - 6.5%
CST Brands, Inc.	766,939	26,720,154
Fiesta Restaurant Group, Inc.*	271,041	13,305,403
Total Consumer, Cyclical		40,025,557

Technology - 4.7%
Science Applications International Corp.	497,676	22,952,817
Engility Holdings, Inc.*	176,185	6,191,141
Total Technology		29,143,958

Basic Materials - 3.6%
Sibanye Gold Ltd. ADR1	2,290,627	21,508,987
NovaCopper, Inc.*,1	566,339	690,934
Total Basic Materials		22,199,921

Total Common Stocks
(Cost $543,055,356)		567,939,114

MASTER LIMITED PARTNERSHIPS† - 7.5%

Financial - 4.8%
Brookfield Property Partners, LP	1,388,578	29,646,140

Energy - 2.7%
Atlas Resource Partners, LP1	812,350	16,344,482

Total Master Limited Partnerships
(Cost $43,716,908)		45,990,622

SECURITIES LENDING COLLATERAL†,2 - 8.4%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	51,529,292	51,529,292

Total Securities Lending Fund
(Cost $51,529,292)		51,529,292

Total Investments - 108.1%
(Cost $638,301,556)		$665,459,028

Other Assets & Liabilities, net - (8.1)%		(49,766,177)
Total Net Assets - 100.0%		$615,692,851
*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CSD Guggenheim Spin-Off ETF (continued)

Country Diversification
% of Long-Term
Country	Investments
United States	78.7%
Ireland	10.1%
Bermuda	4.8%
South Africa	3.5%
U.S. Virgin Islands	2.8%
Canada	0.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† - 99.5%
Financial - 30.5%
Gramercy Property Trust, Inc.1	35,771	$221,422
New York Mortgage Trust, Inc.1	26,866	214,391
New Mountain Finance Corp.	13,696	210,781
Chatham Lodging Trust	7,649	176,845
Heritage Financial Corp.	10,529	172,254
AmREIT, Inc.1	6,624	154,339
BNC Bancorp	8,907	151,240
HCI Group, Inc.	3,271	137,742
ConnectOne Bancorp, Inc.	7,056	136,746
Universal Insurance Holdings, Inc.	9,759	135,260
Ameris Bancorp	5,824	133,310
Consolidated-Tomoka Land Co.	2,213	129,461
Diamond Hill Investment Group, Inc.	962	126,196
German American Bancorp, Inc.	4,609	124,858
Yadkin Financial Corp.*	6,640	124,699
Mercantile Bank Corp.	6,357	120,465
MainSource Financial Group, Inc.	6,837	117,938
Bryn Mawr Bank Corp.	3,964	116,621
Metro Bancorp, Inc.*	4,940	114,904
Federated National Holding Co.	4,652	114,904
Centerstate Banks, Inc.	10,888	113,780
Preferred Bank/Los Angeles CA*	4,684	112,510
Agree Realty Corp.	3,798	112,155
Ares Commercial Real Estate Corp.	8,892	111,950
Financial Institutions, Inc.	4,590	110,252
Arlington Asset Investment Corp. — Class A	3,783	107,513
One Liberty Properties, Inc.	4,880	105,750
Federal Agricultural Mortgage Corp. — Class C	3,089	101,690
Phoenix Companies, Inc.*	1,611	99,060
Oppenheimer Holdings, Inc. — Class A	4,021	97,147
First Connecticut Bancorp, Inc.	6,304	96,451
Bank of Marin Bancorp	1,912	93,478
OmniAmerican Bancorp, Inc.	3,572	92,729
Enterprise Financial Services Corp.	5,207	90,810
Bridge Capital Holdings*	4,025	90,039
Bank of Kentucky Financial Corp.	2,438	89,621
Sierra Bancorp	5,075	88,153
West Bancorporation, Inc.	5,829	87,726
Southwest Bancorp, Inc.	5,275	87,196
Whitestone REIT — Class B	5,701	86,655
Guaranty Bancorp	6,118	85,224
Arbor Realty Trust, Inc.	12,179	85,132
OceanFirst Financial Corp.	5,152	84,596
Citizens & Northern Corp.	4,265	84,106
First Defiance Financial Corp.	3,014	84,091
Independent Bank Corp.	6,923	84,045
CNB Financial Corp.	4,820	81,458
Gladstone Commercial Corp.	4,433	81,035
Heritage Commerce Corp.	9,722	80,887
GSV Capital Corp.*,1	7,485	80,090
Territorial Bancorp, Inc.	3,888	79,937
Penns Woods Bancorp, Inc.	1,732	78,771
RE/MAX Holdings, Inc. — Class A	2,597	78,742
National Bankshares, Inc.1	2,682	77,885
Pacific Premier Bancorp, Inc.*	5,094	75,646
Sun Bancorp, Inc.*	3,997	74,904
Medallion Financial Corp.	6,173	74,693
Peoples Bancorp, Inc.	3,060	73,348
BSB Bancorp, Inc.*	3,964	73,293
Fidus Investment Corp.	3,927	73,239
Independent Bank Group, Inc.	1,443	73,030
Bridge Bancorp, Inc.	2,936	72,989
HomeStreet, Inc.	4,011	72,960
Fidelity Southern Corp.	5,246	72,762
ESB Financial Corp.	5,621	71,106
CommunityOne Bancorp*,1	7,405	70,348
American National Bankshares, Inc.	3,164	70,051
Pacific Continental Corp.	5,185	69,894
Heritage Oaks Bancorp	9,702	68,981
Meta Financial Group, Inc.	1,808	68,704
Suffolk Bancorp	3,271	68,135
United Community Financial Corp.	14,752	67,564
MidSouth Bancorp, Inc.	3,482	66,541
Manning & Napier, Inc. — Class A	3,562	66,146
Seacoast Banking Corporation of Florida*	6,176	64,786
Franklin Financial Corp.*	3,210	63,751
Physicians Realty Trust	4,263	63,135
First Bancorp, Inc.	3,647	61,561
Garrison Capital, Inc.	4,145	61,180
NewBridge Bancorp*	8,185	61,142
UMH Properties, Inc.	5,935	60,834
Intervest Bancshares Corp. — Class A	6,285	60,211
MidWestOne Financial Group, Inc.	2,531	60,187
CorEnergy Infrastructure Trust, Inc.	7,181	57,448
Enterprise Bancorp, Inc.	2,894	57,388
LNB Bancorp, Inc.	4,005	56,951
CatchMark Timber Trust, Inc. — Class A	4,723	56,723
Gladstone Capital Corp.	5,821	56,405

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Financial - 30.5% (continued)
JAVELIN Mortgage Investment Corp.	4,192	$55,586
Gladstone Investment Corp.	7,075	54,336
Bar Harbor Bankshares	1,919	54,173
Merchants Bancshares, Inc.	1,824	53,954
Hallmark Financial Services, Inc.*	5,634	53,805
PennantPark Floating Rate Capital Ltd.1	3,745	52,805
United Insurance Holdings Corp.	3,251	52,471
Stellus Capital Investment Corp.	3,629	52,330
Home Bancorp, Inc.*	2,335	52,164
Northrim BanCorp, Inc.	2,124	51,868
Marlin Business Services Corp.	2,622	51,863
Peapack Gladstone Financial Corp.	2,757	51,721
Farmers Capital Bank Corp.*	2,350	51,700
Owens Realty Mortgage, Inc.	3,214	51,263
Horizon Bancorp	2,290	50,724
Bear State Financial, Inc.*,1	6,045	50,174
Ellington Residential Mortgage REIT	2,831	49,599
Consumer Portfolio Services, Inc.*	6,857	49,027
Nicholas Financial, Inc.	3,750	48,113
Marcus & Millichap, Inc.*	1,582	47,966
Monarch Financial Holdings, Inc.	3,753	47,475
ZAIS Financial Corp.	2,444	47,365
Heritage Financial Group, Inc.	2,290	46,945
BBX Capital Corp. — Class A*	2,432	45,576
Pulaski Financial Corp.	3,966	45,569
Century Bancorp, Inc. — Class A	1,252	45,047
Summit Financial Group, Inc.*	4,275	44,845
CIFC Corp.1	4,519	44,783
Monroe Capital Corp.1	3,137	43,479
Preferred Apartment Communities, Inc. — Class A	4,956	43,216
First Financial Northwest, Inc.	3,965	42,941
Moelis & Co.1	1,181	42,858
Macatawa Bank Corp.	8,387	42,858
Imperial Holdings, Inc.*,1	6,203	42,739
Banc of California, Inc.1	3,451	41,481
Provident Financial Holdings, Inc.	2,787	40,802
Harris & Harris Group, Inc.*	12,205	40,521
EMC Insurance Group, Inc.	1,316	40,322
Access National Corp.	2,381	40,025
First NBC Bank Holding Co.*	1,191	38,243
Cherry Hill Mortgage Investment Corp.	1,894	37,861
Middleburg Financial Corp.	2,034	37,639
CU Bancorp*	2,000	37,420
Cape Bancorp, Inc.	3,632	37,410
TriplePoint Venture Growth BDC Corp.	2,407	37,357
NGP Capital Resources Co.	6,114	37,357
JGWPT Holdings, Inc. — Class A*	2,733	36,896
New Hampshire Thrift Bancshares, Inc.	2,441	36,615
C&F Financial Corp.	1,056	36,379
Codorus Valley Bancorp, Inc.	1,642	35,878
NASB Financial, Inc.1	1,473	35,794
Fox Chase Bancorp, Inc.	2,079	35,530
Old Second Bancorp, Inc.*	7,387	35,088
Horizon Technology Finance Corp.	2,469	35,060
North Valley Bancorp*	1,659	34,839
Hampden Bancorp, Inc.	2,035	34,636
MutualFirst Financial, Inc.	1,715	34,592
US Global Investors, Inc. — Class A	9,031	34,318
Customers Bancorp, Inc.*	1,840	34,187
QCR Holdings, Inc.	1,930	34,065
Old Point Financial Corp.1	2,213	33,748
Oneida Financial Corp.	2,552	33,457
Evans Bancorp, Inc.	1,443	33,449
Independence Holding Co.	2,250	31,388
Chicopee Bancorp, Inc.	1,884	30,690
Investors Title Co.	421	30,392
Republic First Bancorp, Inc.*	6,707	29,980
Trade Street Residential, Inc.1	4,206	29,526
MBT Financial Corp.*	5,711	29,297
CIM Commercial Trust Corp.	1,501	28,669
WhiteHorse Finance, Inc.1	1,976	28,593
HopFed Bancorp, Inc.	2,471	28,491
American River Bankshares*	3,060	28,458
Silvercrest Asset Management Group, Inc. — Class A	1,740	27,910
Shore Bancshares, Inc.*,1	3,075	27,583
First South Bancorp, Inc.	3,612	27,469
Asta Funding, Inc.*	3,183	26,769
First United Corp.*	3,147	26,466
Norwood Financial Corp.1	894	26,105
MicroFinancial, Inc.	3,268	25,915
Chemung Financial Corp.	924	25,881
Fortegra Financial Corp.*	2,621	25,869
Pacific Mercantile Bancorp*	3,692	25,844
Timberland Bancorp, Inc.	2,395	25,698
HF Financial Corp.	1,913	25,634
SB Financial Group, Inc.	2,850	25,365
CM Finance, Inc.1	1,824	25,317
SI Financial Group, Inc.	2,238	24,282
Eastern Virginia Bankshares, Inc.*	3,722	23,244
United Security Bancshares, Inc.1	2,626	22,794

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Financial - 30.5% (continued)
HMN Financial, Inc.*	1,854	$22,730
Simplicity Bancorp, Inc.	1,386	22,523
Southern National Bancorp of Virginia, Inc.	2,079	22,225
Central Valley Community Bancorp	1,927	22,199
First Marblehead Corp.*,1	4,456	20,854
Riverview Bancorp, Inc.*	5,381	20,663
OFS Capital Corp.	1,558	19,942
First Citizens Banc Corp.	2,138	19,520
AmeriServ Financial, Inc.	5,733	18,403
Security National Financial Corp. — Class A*	3,869	18,184
Orchid Island Capital, Inc.	1,284	17,796
Impac Mortgage Holdings, Inc.*,1	2,787	17,725
Health Insurance Innovations, Inc. — Class A*,1	1,346	17,148
TriState Capital Holdings, Inc.*	1,793	17,087
United Security Bancshares*,1	2,932	17,006
Saratoga Investment Corp.	1,030	16,624
Full Circle Capital Corp.	2,038	14,979
First Acceptance Corp.*	6,120	14,933
Independence Realty Trust, Inc.	1,474	14,932
ESSA Bancorp, Inc.	1,314	14,874
Atlas Financial Holdings, Inc.*	1,028	14,834
Gladstone Land Corp.	1,178	14,560
RCS Capital Corp. — Class A	649	14,388
Sotherly Hotels, Inc.	1,749	14,272
Gleacher & Co., Inc.*	2,311	14,213
BDCA Venture, Inc.1	2,560	14,208
Doral Financial Corp.*,1	2,094	14,051
Colony Bankcorp, Inc.*	2,108	13,702
Bluerock Residential Growth REIT, Inc.1	1,014	12,929
Regional Management Corp.*	757	12,869
Life Partners Holdings, Inc.	6,797	12,778
Unity Bancorp, Inc.	1,428	12,538
Investar Holding Corp.*	885	12,346
Harvest Capital Credit Corp.	877	12,225
Premier Financial Bancorp, Inc.	787	12,010
Hawthorn Bancshares, Inc.	864	11,638
Maui Land & Pineapple Company, Inc.*,1	1,651	11,441
Atlanticus Holdings Corp.*	4,171	11,178
Five Oaks Investment Corp.	967	11,004
First Internet Bancorp	653	10,970
Farmland Partners, Inc.1	921	10,674
BCB Bancorp, Inc.	781	10,169
Parke Bancorp, Inc.1	832	9,535
Westbury Bancorp, Inc.*,1	556	8,418
Gyrodyne Company of America, Inc.	1,658	8,389
California First National Bancorp	553	8,046
Ocean Shore Holding Co.	473	6,830
BRT Realty Trust*	945	6,804
Hamilton Bancorp, Inc.*,1	460	6,251
Wheeler Real Estate Investment Trust, Inc.	1,177	5,920
Naugatuck Valley Financial Corp.*	739	5,912
Peoples Bancorp of North Carolina, Inc.	349	5,898
WashingtonFirst Bankshares, Inc.	367	5,542
Patriot National Bancorp, Inc.*	2,778	5,084
Palmetto Bancshares, Inc.1	323	4,522
Salisbury Bancorp, Inc.	150	4,419
First Security Group, Inc.*	2,155	4,181
American Spectrum Realty, Inc.*,†††	2,734	3,089
Total Financial		12,525,196

Consumer, Non-cyclical - 25.5%
BioCryst Pharmaceuticals, Inc.*,1	16,729	225,842
Repligen Corp.*	10,534	200,778
Providence Service Corp.*	4,060	184,851
Anika Therapeutics, Inc.*	4,134	173,628
Repros Therapeutics, Inc.*,1	7,523	164,903
BioDelivery Sciences International, Inc.*,1	9,845	157,520
Atrion Corp.	476	152,321
Cynosure, Inc. — Class A*	6,527	147,053
US Physical Therapy, Inc.	3,979	142,050
Vascular Solutions, Inc.*	5,561	132,908
AtriCure, Inc.*	8,194	127,171
Chindex International, Inc.*	5,030	120,268
Barrett Business Services, Inc.	2,019	119,505
Enanta Pharmaceuticals, Inc.*	2,737	114,845
Rockwell Medical, Inc.*,1	11,880	113,335
GenMark Diagnostics, Inc.*,1	10,441	112,241
CTI BioPharma Corp.*,1	42,889	109,796
XOMA Corp.*,1	24,928	109,185
Neuralstem, Inc.*,1	26,091	106,190
ANI Pharmaceuticals, Inc.*	3,525	103,388
Senomyx, Inc.*,1	12,150	98,780
Carriage Services, Inc. — Class A	5,222	97,338
Alliance HealthCare Services, Inc.*	3,406	96,900
Sunesis Pharmaceuticals, Inc.*	12,670	94,898
Amicus Therapeutics, Inc.*	12,542	90,178
Chimerix, Inc.*,1	3,521	89,926
Franklin Covey Co.*	4,680	89,248
Peregrine Pharmaceuticals, Inc.*,1	51,804	85,477
Limoneira Co.	3,512	85,096
Galena Biopharma, Inc.*,1	35,674	84,191

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Consumer, Non-cyclical - 25.5% (continued)
Omega Protein Corp.*	5,462	$82,312
Enzo Biochem, Inc.*	13,324	79,278
Exactech, Inc.*	3,315	79,162
Five Star Quality Care, Inc.*	16,475	76,444
John B Sanfilippo & Son, Inc.	2,445	75,208
Hyperion Therapeutics, Inc.*,1	2,893	74,813
Accelerate Diagnostics, Inc.*,1	3,687	74,699
ZS Pharma, Inc.*,1	1,825	73,529
Cerus Corp.*,1	19,519	73,391
Cadiz, Inc.*,1	5,437	71,876
RadNet, Inc.*	10,564	70,568
Addus HomeCare Corp.*	3,210	70,299
Nature’s Sunshine Products, Inc.	4,235	69,666
Ampio Pharmaceuticals, Inc.*,1	14,808	69,450
Northwest Biotherapeutics, Inc.*,1	11,454	66,891
NeoGenomics, Inc.*	12,258	65,335
Kite Pharma, Inc.*,1	2,275	64,314
Tree.com, Inc.*	1,959	62,669
PRGX Global, Inc.*	9,987	62,119
Omeros Corp.*,1	4,110	61,280
Medical Action Industries, Inc.*	4,432	60,984
Agenus, Inc.*,1	19,362	60,797
Idera Pharmaceuticals, Inc.*,1	20,915	60,444
IsoRay, Inc.*,1	25,217	60,268
Pernix Therapeutics Holdings, Inc.*	6,897	59,935
BioTelemetry, Inc.*	8,185	59,914
BioSpecifics Technologies Corp.*	1,846	57,743
Supernus Pharmaceuticals, Inc.*	6,376	57,735
Nutraceutical International Corp.*	2,378	57,643
Tetraphase Pharmaceuticals, Inc.*	4,388	57,439
Crimson Wine Group Ltd.*	6,118	56,897
AcelRx Pharmaceuticals, Inc.*,1	7,854	56,156
Derma Sciences, Inc.*	6,586	55,783
Xencor, Inc.*	5,203	55,620
PhotoMedex, Inc.*,1	6,551	53,587
Durect Corp.*	33,086	52,275
Inventure Foods, Inc.*	4,237	51,352
Hackett Group, Inc.	8,142	51,050
Collectors Universe, Inc.	2,499	50,355
PFSweb, Inc.*	5,809	49,608
Durata Therapeutics, Inc.*	3,104	48,919
Zogenix, Inc.*,1	36,151	48,804
Auspex Pharmaceuticals, Inc.*	2,111	48,532
NeoStem, Inc.*,1	8,308	47,771
Seneca Foods Corp. — Class A*	1,573	47,457
PharmAthene, Inc.*	20,632	47,246
National Research Corp. — Class A*	3,360	47,006
Digirad Corp.	11,925	46,864
Tandem Diabetes Care, Inc.*	3,281	46,426
Griffin Land & Nurseries, Inc.1	1,599	46,275
Cutera, Inc.*	4,749	46,065
Galectin Therapeutics, Inc.*,1	7,177	44,928
Lifevantage Corp.*	35,209	44,715
Adeptus Health, Inc. — Class A*	1,525	43,142
Catalyst Pharmaceutical Partners, Inc.*,1	13,309	42,589
BioTime, Inc.*,1	13,604	42,308
Harvard Bioscience, Inc.*	9,341	42,221
Revance Therapeutics, Inc.*	1,789	41,773
Synergy Pharmaceuticals, Inc.*,1	10,702	41,738
Cytokinetics, Inc.*	9,733	41,657
Utah Medical Products, Inc.	784	40,839
IGI Laboratories, Inc.*	5,838	40,224
CytRx Corp.*,1	11,925	39,591
Zafgen, Inc.*,1	1,885	39,472
Discovery Laboratories, Inc.*	21,637	39,379
MGP Ingredients, Inc.	3,289	39,205
Aerie Pharmaceuticals, Inc.*	2,366	38,755
OvaScience, Inc.*,1	2,801	37,842
Primo Water Corp.*	8,120	37,108
Hudson Global, Inc.*	9,581	36,983
Craft Brew Alliance, Inc.*	2,761	36,445
Psychemedics Corp.	2,468	35,268
SFX Entertainment, Inc.*,1	4,965	35,103
Female Health Co.	9,010	34,779
Rexahn Pharmaceuticals, Inc.*	49,598	34,719
Information Services Group, Inc.*	7,840	33,320
Stemline Therapeutics, Inc.*	2,909	32,814
Alphatec Holdings, Inc.*	21,003	32,765
Esperion Therapeutics, Inc.*,1	2,000	31,180
Alico, Inc.	779	30,412
Heska Corp.*	2,185	30,350
Rocky Mountain Chocolate Factory, Inc.	2,316	29,853
Odyssey Marine Exploration, Inc.*,1	26,176	29,841
Cara Therapeutics, Inc.*	2,889	29,526
Versartis, Inc.*,1	1,279	29,417
Regulus Therapeutics, Inc.*,1	4,260	29,309
Care.com, Inc.*,1	3,186	29,216
Amphastar Pharmaceuticals, Inc.*,1	2,410	29,137

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Consumer, Non-cyclical - 25.5% (continued)
Synthetic Biologics, Inc.*,1	11,101	$29,085
Cytori Therapeutics, Inc.*,1	20,003	28,204
Edgewater Technology, Inc.*	4,128	28,112
Veracyte, Inc.*,1	2,194	27,557
Synergetics USA, Inc.*	8,865	26,950
G Willi-Food International Ltd.*,1	3,666	26,762
Verastem, Inc.*,1	3,030	26,391
Misonix, Inc.*,1	3,868	26,341
Cellular Dynamics International, Inc.*,1	2,298	26,289
Coronado Biosciences, Inc.*,1	12,449	26,143
Biolase, Inc.*,1	12,096	26,127
Perceptron, Inc.	2,314	25,454
Willamette Valley Vineyards, Inc.*,1	4,531	25,192
StarTek, Inc.*	3,454	25,042
Uroplasty, Inc.*	9,431	24,804
Vical, Inc.*	19,927	24,709
Cumberland Pharmaceuticals, Inc.*,1	4,825	24,704
Trevena, Inc.*	4,165	24,615
Kindred Biosciences, Inc.*,1	2,256	24,613
Akebia Therapeutics, Inc.*,1	1,070	24,086
StemCells, Inc.*	15,621	24,056
Eleven Biotherapeutics, Inc.*,1	2,171	24,055
RCM Technologies, Inc.*	3,221	23,964
Hansen Medical, Inc.*	19,146	23,933
Inogen, Inc.*	1,144	23,624
Ambit Biosciences Corp.*	3,083	23,338
NanoString Technologies, Inc.*,1	2,079	23,160
MEI Pharma, Inc.*	3,176	23,121
Eagle Pharmaceuticals, Inc.*,1	1,814	22,856
Reed’s, Inc.*,1	3,807	22,766
AVEO Pharmaceuticals, Inc.*	17,235	22,750
Synutra International, Inc.*	3,966	22,487
Biota Pharmaceuticals, Inc.*	9,702	22,315
Apricus Biosciences, Inc.*	11,654	22,143
Genocea Biosciences, Inc.*	1,703	21,815
Alder Biopharmaceuticals, Inc.*,1	1,272	21,675
Cryo-Cell International, Inc.*,1	7,342	21,659
Intersections, Inc.1	6,173	21,606
Aratana Therapeutics, Inc.*,1	1,838	21,358
Alimera Sciences, Inc.*	3,387	21,304
Egalet Corp.*,1	2,163	20,959
Mast Therapeutics, Inc.*	33,440	20,900
Cyclacel Pharmaceuticals, Inc.*,1	5,983	20,821
GlycoMimetics, Inc.*	2,548	20,766
Fonar Corp.*	1,698	20,750
Cel-Sci Corp.*	19,237	20,584
Bovie Medical Corp.*,1	4,869	20,401
Acme United Corp.	1,209	20,372
Vermillion, Inc.*,1	9,203	20,247
Columbia Laboratories, Inc.*	3,361	20,233
EnteroMedics, Inc.*,	13,780	20,119
MGC Diagnostics Corp.*	2,469	19,826
ArQule, Inc.*	14,979	19,772
Ardelyx, Inc.*,1	1,320	19,747
Iridex Corp.*	2,453	19,673
Enzon Pharmaceuticals, Inc.	11,849	19,432
United-Guardian, Inc.	771	19,283
Flexion Therapeutics, Inc.*	1,386	19,016
Alexza Pharmaceuticals, Inc.*,1	5,410	18,935
AdCare Health Systems, Inc.*,1	3,804	18,830
PURE Bioscience, Inc.*,1	17,280	18,144
Tonix Pharmaceuticals Holding Corp.*	1,237	17,850
Celsion Corp.*,1	5,360	17,420
LeMaitre Vascular, Inc.	2,375	17,338
Natural Alternatives International, Inc.*	3,194	17,311
Newtek Business Services, Inc.*	6,028	17,059
Retrophin, Inc.*,1	1,238	16,936
ImmunoCellular Therapeutics Ltd.*	17,074	16,903
Nanosphere, Inc.*	19,909	16,700
Lincoln Educational Services Corp.	6,367	16,363
Hemispherx Biopharma, Inc.*,1	60,401	16,308
GenVec, Inc.*	7,703	16,022
Celladon Corp.*	1,388	16,004
Vital Therapies, Inc.*,1	663	15,899
Avalon Holdings Corp. — Class A*,1	3,701	15,896
Diversicare Healthcare Services, Inc.	1,398	15,448
Five Prime Therapeutics, Inc.*	1,311	15,247
OncoGenex Pharmaceutical, Inc.*,1	4,592	15,200
Versar, Inc.*	4,607	15,065
Venaxis, Inc.*	8,627	14,925
Concert Pharmaceuticals, Inc.*	1,635	14,650
Cardica, Inc.*	12,675	14,196
Swisher Hygiene, Inc.*,1	3,845	14,111
Cartesian, Inc.*	3,418	14,082
Conatus Pharmaceuticals, Inc.*,1	2,017	13,897
Fate Therapeutics, Inc.*	2,588	13,768
Fibrocell Science, Inc.*	4,252	13,606

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Consumer, Non-cyclical - 25.5% (continued)
Anthera Pharmaceuticals, Inc.*	5,340	$13,564
Onconova Therapeutics, Inc.*,1	2,536	13,238
Argos Therapeutics, Inc.*,1	1,405	13,193
Stereotaxis, Inc.*	4,472	13,148
Premier Exhibitions, Inc.*	17,943	13,098
Hooper Holmes, Inc.*	19,230	13,076
InfuSystems Holdings, Inc.*	4,613	12,916
Ocera Therapeutics, Inc.*	2,019	11,993
MediciNova, Inc.*,1	5,049	11,966
Minerva Neurosciences, Inc.*	1,690	11,965
Adamis Pharmaceuticals Corp.*,1	2,964	11,915
Cesca Therapeutics, Inc.*	8,515	11,666
BIND Therapeutics, Inc.*,1	1,150	11,569
Aastrom Biosciences, Inc.*	2,946	11,372
Applied Genetic Technologies Corp.*,1	664	11,354
Transcept Pharmaceuticals, Inc.1	5,141	11,310
Opexa Therapeutics, Inc.*,1	7,658	11,104
EPIRUS Biopharmaceuticals, Inc.*,1	1,177	10,958
KaloBios Pharmaceuticals, Inc.*	7,140	10,924
PDI, Inc.*	3,690	10,738
Biodel, Inc.*,1	5,455	10,583
Novabay Pharmaceuticals, Inc.*	13,308	10,513
Lpath, Inc. — Class A*,1	3,082	10,479
Assembly Biosciences, Inc.*	1,441	10,462
TriVascular Technologies, Inc.*	706	10,173
QC Holdings, Inc.*	4,305	9,729
K2M Group Holdings, Inc.*,1	683	9,705
Coffee Holding Co., Inc.*	1,398	9,618
ARCA biopharma, Inc.*	6,884	9,569
Chembio Diagnostics, Inc.*,1	2,432	8,755
Paylocity Holding Corp.*	366	8,319
Command Security Corp.*,1	3,762	8,201
Palatin Technologies, Inc.*,1	9,482	8,060
AxoGen, Inc.*	3,115	7,912
Span-America Medical Systems, Inc.	407	7,818
ProPhase Labs, Inc.*	5,250	7,718
Golden Enterprises, Inc.	1,670	7,682
Vision Sciences, Inc.*	8,381	7,669
OXiGENE, Inc.*,1	3,204	7,626
American CareSource Holdings, Inc.*,1	2,253	7,345
Reliv International, Inc.	6,004	7,145
Cleveland Biolabs, Inc.*	17,664	7,066
Ceres, Inc.*	12,942	6,859
Marrone Bio Innovations, Inc.*,1	1,156	6,647
Telik, Inc.*	6,140	6,631
Cyanotech Corp.*,1	1,323	6,337
Delcath Systems, Inc.*	2,575	6,180
GTx, Inc.*,1	6,375	6,056
Mannatech, Inc.*	452	5,998
American Shared Hospital Services*	2,552	5,768
BSD Medical Corp.*	8,726	5,647
Achaogen, Inc.*	562	5,345
GlobeImmune, Inc.*	460	4,692
Recro Pharma, Inc.*	698	4,132
Agile Therapeutics, Inc.*,1	480	4,051
Regado Biosciences, Inc.*	3,376	3,747
Cerulean Pharma, Inc.*	793	3,442
Cancer Genetics, Inc.*,1	378	3,364
CAS Medical Systems, Inc.*	2,064	3,261
Corium International, Inc.*,1	463	3,028
USMD Holdings, Inc.*,1	338	2,924
Total Consumer, Non-cyclical		10,477,488

Industrial - 11.9%
YRC Worldwide, Inc.*	8,951	207,843
Park-Ohio Holdings Corp.	3,026	175,630
Advanced Emissions Solutions, Inc.*	7,198	156,844
NN, Inc.	5,221	152,348
Lydall, Inc.*	5,392	149,358
Patrick Industries, Inc.*	3,526	146,999
Kadant, Inc.	3,526	139,771
Insteel Industries, Inc.	5,132	120,499
Kratos Defense & Security Solutions, Inc.*	15,199	114,448
Stoneridge, Inc.*	9,070	113,012
VSE Corp.	1,740	103,234
US Concrete, Inc.*	3,955	100,417
Chase Corp.	2,303	81,757
CECO Environmental Corp.	5,365	75,432
National Presto Industries, Inc.1	1,073	70,271
PGT, Inc.*	6,713	70,151
PowerSecure International, Inc.*	6,174	68,284
Mesa Laboratories, Inc.	946	67,355
Manitex International, Inc.*	4,970	67,045
Sparton Corp.*	2,317	66,637
Lawson Products, Inc.*	3,584	63,796
Covenant Transportation Group, Inc. — Class A*	4,472	62,161
Willis Lease Finance Corp.*	2,817	59,664
AEP Industries, Inc.*	1,360	57,596
Identiv, Inc.*	3,367	57,542

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Industrial - 11.9% (continued)
Hurco Companies, Inc.	1,730	$57,332
LMI Aerospace, Inc.*,1	3,722	56,612
LSI Industries, Inc.	7,993	56,191
Casella Waste Systems, Inc. — Class A*	12,357	55,112
Broadwind Energy, Inc.*	5,700	52,212
Stock Building Supply Holdings, Inc.*	2,891	49,147
Heritage-Crystal Clean, Inc.*	3,016	48,286
Orion Energy Systems, Inc.*	10,038	47,881
ExOne Co.*,1	1,620	47,417
Magnetek, Inc.*	1,640	47,150
UFP Technologies, Inc.*	2,015	47,010
TRC Companies, Inc.*	8,030	46,253
Research Frontiers, Inc.*,1	8,974	45,678
Pure Cycle Corp.*,1	6,982	45,523
NVE Corp.*	640	44,160
SL Industries, Inc.*	963	44,077
Hardinge, Inc.	3,718	42,013
CPI Aerostructures, Inc.*	3,568	40,140
Integrated Electrical Services, Inc.*	5,265	40,119
ZAGG, Inc.*	6,703	39,548
Revolution Lighting Technologies, Inc.*,1	18,402	38,092
Global Brass & Copper Holdings, Inc.	2,346	36,246
Control4 Corp.*,1	2,407	35,768
Active Power, Inc.*	15,971	35,136
Synalloy Corp.	1,927	34,397
Argan, Inc.	831	33,282
UQM Technologies, Inc.*,1	20,174	32,480
USA Truck, Inc.*,1	1,580	29,688
Adept Technology, Inc.*	3,648	29,439
Rand Logistics, Inc.*,1	4,609	29,037
Chicago Rivet & Machine Co.	843	28,611
CVD Equipment Corp.*,1	2,118	28,593
Core Molding Technologies, Inc.*	2,050	28,516
MOCON, Inc.	1,793	28,150
CUI Global, Inc.*	3,732	27,654
Ballantyne Strong, Inc.*	6,004	27,618
SIFCO Industries, Inc.	997	27,009
LoJack Corp.*	6,689	26,756
Ultralife Corp.*	7,595	25,823
Eastern Co.	1,595	25,137
MFRI, Inc.*	1,958	24,945
Aspen Aerogels, Inc.*	2,340	24,874
LRAD Corp.*	7,342	24,302
Gencor Industries, Inc.*	2,271	22,937
Imprivata, Inc.*	1,545	22,634
PMFG, Inc.*	4,160	22,298
API Technologies Corp.*	10,163	22,155
MicroVision, Inc.*,1	10,671	21,876
Espey Manufacturing & Electronics Corp.	872	21,364
Turtle Beach Corp.*,1	2,950	21,034
NAPCO Security Technologies, Inc.*	4,216	20,954
Goldfield Corp.*	9,998	20,896
Fuel Tech, Inc.*	4,405	20,131
Erickson, Inc.*,1	1,439	19,009
IEC Electronics Corp.*	3,928	18,304
Hudson Technologies, Inc.*	5,825	17,825
Document Security Systems, Inc.*,1	15,573	17,597
PAM Transportation Services, Inc.*	471	17,295
Arotech Corp.*	4,785	17,130
Frequency Electronics, Inc.*	1,460	17,038
LS Starrett Co. — Class A	890	15,646
WSI Industries, Inc.	2,018	15,559
CyberOptics Corp.*,1	1,236	14,857
Applied Optoelectronics, Inc.*	670	14,231
Allied Motion Technologies, Inc.	865	14,143
Innovative Solutions & Support, Inc.*	2,561	14,111
Sypris Solutions, Inc.	3,043	13,298
Metalico, Inc.*	10,648	12,884
Insignia Systems, Inc.*,1	4,049	12,754
Air T, Inc.*	1,073	12,629
Perma-Fix Environmental Services, Inc.*,1	3,239	12,438
ENGlobal Corp.*	4,304	12,137
STR Holdings, Inc.*	8,454	12,089
Breeze-Eastern Corp.*,1	1,171	11,932
IntriCon Corp.*	1,794	11,876
Omega Flex, Inc.	652	11,482
Clean Diesel Technologies, Inc.*,1	4,729	10,357
Providence and Worcester Railroad Co.	592	10,265
P&F Industries, Inc. — Class A*	1,239	9,677
Superconductor Technologies, Inc.*,1	2,979	9,294
Iteris, Inc.*	5,328	9,271
Viasystems Group, Inc.*	848	9,031
Pro-DEX, Inc.*,1	4,336	8,932
Pulse Electronics Corp.*	4,136	8,810
Astrotech Corp.*,1	2,939	8,582
Key Technology, Inc.*	623	8,199
Art’s-Way Manufacturing Company, Inc.	1,460	7,548
Elecsys Corp.*,1	473	7,194

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Industrial - 11.9% (continued)
Metabolix, Inc.*	10,164	$6,912
Orbit International Corp.*	2,365	6,811
Giga-Tronics, Inc.*	3,390	6,746
Eagle Bulk Shipping, Inc.*,1	5,464	6,229
ZBB Energy Corp.*	5,371	6,016
SigmaTron International, Inc.*	535	5,933
Ecology and Environment, Inc. — Class A	481	4,680
Total Industrial		4,884,538

Consumer, Cyclical - 10.2%
Libbey, Inc.*	7,120	196,512
Tuesday Morning Corp.*	11,071	194,628
Unifi, Inc.*	6,307	179,813
PC Connection, Inc.	6,969	158,057
Beazer Homes USA, Inc.*	7,531	141,959
Motorcar Parts of America, Inc.*	4,488	136,076
Nautilus, Inc.*	10,218	120,777
MarineMax, Inc.*	6,748	116,470
Douglas Dynamics, Inc.	5,829	116,230
Ruth’s Hospitality Group, Inc.	9,700	108,155
Christopher & Banks Corp.*	9,848	94,246
Famous Dave’s of America, Inc.*	3,116	84,475
Jamba, Inc.*	5,362	78,339
RG Barry Corp.	3,917	74,305
Destination XL Group, Inc.*	14,660	73,300
Black Diamond, Inc.*,1	8,588	72,826
Build-A-Bear Workshop, Inc. — Class A*	5,497	71,681
Johnson Outdoors, Inc. — Class A	2,376	62,940
Strattec Security Corp.	745	59,778
NACCO Industries, Inc. — Class A	1,139	59,228
Flexsteel Industries, Inc.	1,654	57,957
Lifetime Brands, Inc.	3,221	55,401
Culp, Inc.	2,894	52,931
Nathan’s Famous, Inc.*	949	52,660
West Marine, Inc.*	4,750	52,108
Spartan Motors, Inc.	9,957	51,976
Miller Industries, Inc.	2,662	50,365
Speed Commerce, Inc.*	14,954	49,199
Cherokee, Inc.	2,745	48,887
Winmark Corp.1	677	48,879
Reading International, Inc. — Class A*	5,455	47,132
Hooker Furniture Corp.	3,149	47,046
Kona Grill, Inc.*	2,481	43,243
Supreme Industries, Inc. — Class A	5,477	42,829
Bon-Ton Stores, Inc.	4,048	42,747
PCM, Inc.*	4,040	42,178
Town Sports International Holdings, Inc.	7,422	41,489
RCI Hospitality Holdings, Inc.*	3,310	39,488
Bassett Furniture Industries, Inc.	2,576	39,052
CST Brands, Inc.	1,101	38,359
Pizza Inn Holdings, Inc.*,1	4,729	37,927
Carrols Restaurant Group, Inc.*	5,124	37,354
Luby’s, Inc.*	6,762	37,123
Malibu Boats, Inc. — Class A*	1,750	36,418
Chuy’s Holdings, Inc.*	1,383	36,373
Norcraft Companies, Inc.*	2,153	35,675
WCI Communities, Inc.*	1,787	35,651
Del Frisco’s Restaurant Group, Inc.*	1,595	35,297
Rocky Brands, Inc.	2,351	34,983
Monarch Casino & Resort, Inc.*	2,567	32,652
Century Casinos, Inc.*	6,049	31,334
Escalade, Inc.	2,135	30,872
BlueLinx Holdings, Inc.*	23,469	30,510
MTR Gaming Group, Inc.*,1	6,598	29,757
Frisch’s Restaurants, Inc.	1,119	28,557
Century Communities, Inc.*,1	1,390	28,064
Lakes Entertainment, Inc.*	6,107	27,787
Dixie Group, Inc.*	2,870	27,696
Joe’s Jeans, Inc.*	26,135	27,442
Crown Crafts, Inc.	3,389	26,807
Red Lion Hotels Corp.*	4,389	25,456
New Home Company, Inc.*	1,776	25,237
Installed Building Products, Inc.*	1,852	24,761
UCP, Inc. — Class A*	1,898	24,200
Castle Brands, Inc.*	18,610	19,727
Gaiam, Inc. — Class A*	2,591	19,225
Delta Apparel, Inc.*	1,957	18,494
Lakeland Industries, Inc.*	2,894	17,740
American Apparel, Inc.*	18,167	17,168
Ark Restaurants Corp.	771	17,062
Ignite Restaurant Group, Inc.*	2,310	17,048
Cobra Electronics Corp.*	3,964	16,966
Tandy Leather Factory, Inc.	1,809	16,715
Educational Development Corp.1	3,000	14,700
Empire Resorts, Inc.*,1	3,260	14,540
Stanley Furniture Company, Inc.*	5,148	14,003
Trans World Entertainment Corp.	3,980	13,214
Virco Manufacturing Corp.*	4,622	13,126
Dover Motorsports, Inc.	4,188	11,266

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Consumer, Cyclical - 10.2% (continued)
EveryWare Global, Inc.*,1	4,538	$10,846
Gaming Partners International Corp.*	1,202	9,904
dELiA*s, Inc.*	20,369	9,575
Gordmans Stores, Inc.1	2,652	9,388
Full House Resorts, Inc.*	7,814	8,361
Diversified Restaurant Holdings, Inc.*	1,658	7,942
Skyline Corp.*,1	2,092	7,594
Superior Uniform Group, Inc.	292	6,351
Carmike Cinemas, Inc.*	174	5,893
Ambassadors Group, Inc.*	1,343	5,453
Total Consumer, Cyclical		4,213,955

Communications - 6.7%
FairPoint Communications, Inc.*,1	8,312	134,322
Gray Television, Inc.*	13,460	133,658
Zix Corp.*	24,912	95,911
ePlus, Inc.*	1,639	95,832
Hawaiian Telcom Holdco, Inc.*,1	3,391	93,253
Enventis Corp.	5,081	90,391
Lee Enterprises, Inc.*	21,309	86,515
ORBCOMM, Inc.*	12,932	80,566
Entravision Communications Corp. — Class A	16,825	77,059
ValueVision Media, Inc. — Class A*	13,888	65,135
Clearfield, Inc.*	4,795	64,205
Alliance Fiber Optic Products, Inc.1	4,277	63,385
AH Belo Corp. — Class A	5,350	61,632
Tessco Technologies, Inc.	1,897	61,102
Dex Media, Inc.*,1	4,930	56,251
Saga Communications, Inc. — Class A	1,461	55,562
KVH Industries, Inc.*	3,939	48,962
Numerex Corp. — Class A*	4,145	47,481
PC-Telephone, Inc.	5,883	46,005
Zendesk, Inc.*,1	1,672	45,461
Oclaro, Inc.*	24,443	42,775
Textura Corp.*,1	1,435	41,357
Reis, Inc.	1,693	40,158
Support.com, Inc.*	16,424	39,582
TeleCommunication Systems, Inc. — Class A*	12,838	38,257
Salem Communications Corp. — Class A	4,524	37,504
ParkerVision, Inc.*,1	29,183	36,186
Towerstream Corp.*,1	20,445	35,780
Preformed Line Products Co.	559	31,807
Westell Technologies, Inc. — Class A*	16,302	31,300
TheStreet.com, Inc.	12,759	30,111
Hemisphere Media Group, Inc.*,1	2,542	29,208
Cinedigm Corp. — Class A*	15,542	29,064
ClearOne, Inc.*	3,089	29,006
RF Industries Ltd.	5,126	28,398
MeetMe, Inc.*,1	12,143	27,929
Straight Path Communications, Inc. — Class B*	2,922	27,905
Autobytel, Inc.*	3,385	27,723
Emmis Communications Corp. — Class A*	10,741	27,497
iPass, Inc.*	22,589	26,203
Aviat Networks, Inc.*	16,392	25,735
Chegg, Inc.*,1	3,579	24,731
Zhone Technologies, Inc.*,1	7,168	24,730
Novatel Wireless, Inc.*	10,899	24,523
Alaska Communications Systems Group, Inc.*	13,519	23,793
Alteva, Inc.*,1	3,149	23,460
ID Systems, Inc.*	4,368	23,107
Radio One, Inc. — Class D*	7,425	22,349
RELM Wireless Corp.*,1	4,620	22,268
US Auto Parts Network, Inc.*	7,045	21,487
Spark Networks, Inc.*,1	3,885	20,396
Communications Systems, Inc.	1,732	19,554
Spanish Broadcasting System, Inc. — Class A*	4,040	19,554
Meru Networks, Inc.*,1	5,473	19,539
Cyan, Inc.*,1	5,063	19,088
Aware, Inc.	4,338	17,873
eGain Corp.*,1	2,708	17,683
Onvia, Inc.*,1	3,959	17,142
Marin Software, Inc.*,1	2,032	16,967
Optical Cable Corp.1	3,959	16,865
NeoPhotonics Corp.*	6,057	16,233
Q2 Holdings, Inc.*,1	1,043	15,395
UTStarcom, Inc.*,1	4,954	15,308
Local Corp.*,1	9,497	15,290
Crexendo, Inc.*	4,158	12,786
ChyronHego Corp.*	4,516	12,464
HC2 Holdings, Inc.*	2,576	10,046
Hollywood Media Corp.*	6,976	9,487
Sycamore Networks, Inc.*	25,513	8,611
BroadVision, Inc.*	872	8,546
Remark Media, Inc.*,1	1,200	8,400
Brightcove, Inc.*	1,351	8,214
Wireless Telecom Group, Inc.*,1	2,048	5,018
Tremor Video, Inc.*,1	1,678	5,017
Globalscape, Inc.	1,777	4,531
Rubicon Project, Inc.*,1	457	4,451

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Communications - 6.7% (continued)
Borderfree, Inc.*,1	317	$4,441
Bridgeline Digital, Inc.*	4,079	3,059
Total Communications		2,748,579

Technology - 6.6%
Callidus Software, Inc.*	11,896	136,565
inContact, Inc.*	14,860	136,118
Integrated Silicon Solution, Inc.	9,149	135,680
Glu Mobile, Inc.*,1	23,237	119,903
Ultra Clean Holdings, Inc.*	8,723	84,177
Immersion Corp.*	7,667	80,350
Datalink Corp.*	6,058	74,755
American Software, Inc. — Class A	7,452	68,558
Dot Hill Systems Corp.*	18,711	68,108
Axcelis Technologies, Inc.*	33,665	68,003
Amtech Systems, Inc.*	5,868	62,435
Richardson Electronics Ltd.	6,040	61,548
Computer Task Group, Inc.	4,665	59,619
Digimarc Corp.	2,408	57,431
QuickLogic Corp.*,1	16,613	56,318
Mattson Technology, Inc.*	22,715	55,879
Vitesse Semiconductor Corp.*	14,932	49,873
Pixelworks, Inc.*,1	7,164	47,497
GSI Technology, Inc.*	8,067	45,659
MoSys, Inc.*,1	13,904	44,771
Cascade Microtech, Inc.*	3,916	43,076
Qumu Corp.*	3,282	42,633
MobileIron, Inc.*,1	3,450	39,986
Hutchinson Technology, Inc.*	8,667	38,915
Icad, Inc.*	3,587	37,843
Key Tronic Corp.*	3,406	37,364
Guidance Software, Inc.*	4,612	36,112
AXT, Inc.*	13,882	33,733
Radisys Corp.*	10,693	32,934
Streamline Health Solutions, Inc.*	6,915	32,846
Emcore Corp.*,1	7,455	32,653
WidePoint Corp.*	19,869	32,188
Wayside Technology Group, Inc.	2,027	31,966
Planar Systems, Inc.*	6,120	30,539
Audience, Inc.*	3,545	30,416
Innodata, Inc.*	9,551	29,608
USA Technologies, Inc.*	15,783	28,409
Simulations Plus, Inc.	4,216	28,247
Concurrent Computer Corp.	3,222	24,165
Datawatch Corp.*	1,810	23,874
Exa Corp.*,1	1,986	23,832
Echelon Corp.*	10,347	23,695
inTEST Corp.*,1	4,860	22,842
CSP, Inc.	2,729	21,559
Evolving Systems, Inc.	2,243	21,174
2U, Inc.*,1	1,044	19,732
NCI, Inc. — Class A*	1,997	18,253
Mitek Systems, Inc.*,1	7,331	18,108
Model N, Inc.*	1,815	16,771
Geeknet, Inc.*	1,507	16,607
Asure Software, Inc.*	3,054	16,339
Violin Memory, Inc.*,1	3,798	16,028
Interphase Corp.*,1	4,877	15,948
BSQUARE Corp.*	3,955	14,910
Mattersight Corp.*,1	3,022	14,747
Overland Storage, Inc.*,1	4,240	14,671
Everyday Health, Inc.*,1	973	14,167
NetSol Technologies, Inc.*	4,232	14,135
Transact Technologies, Inc.	1,741	13,562
Castlight Health, Inc. — Class B*,1	1,100	13,101
Astro-Med, Inc.	979	13,001
PAR Technology Corp.*	2,955	12,618
eMagin Corp.*	4,404	11,891
FalconStor Software, Inc.*	8,652	11,767
Wave Systems Corp. — Class A*,1	9,049	11,583
SunEdison, Inc.*	665	11,172
Intermolecular, Inc.*,1	4,995	11,089
Acorn Energy, Inc.*,1	5,909	11,050
Amber Road, Inc.*,1	713	10,695
Smith Micro Software, Inc.*	10,377	10,377
GSE Systems, Inc.*	5,250	8,715
OPOWER, Inc.*,1	546	8,539
XRS Corp.*,1	2,789	8,423
Netlist, Inc.*	7,251	8,266
GigOptix, Inc.*	6,273	8,092
Ikanos Communications, Inc.*	20,448	7,678
Majesco Entertainment Co.*,1	4,587	7,064
Data I/O Corp.*	2,018	6,437
A10 Networks, Inc.*,1	464	5,410
Total Technology		2,714,802

Energy - 5.3%
Westmoreland Coal Co.*	4,749	199,505
REX American Resources Corp.*	1,838	196,353
Panhandle Oil and Gas, Inc. — Class A	2,864	175,192
See notes to financial statements.
62 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Energy - 5.3% (continued)
Emerald Oil, Inc.*,1	18,186	$155,490
Gastar Exploration, Inc.*	18,783	147,634
Callon Petroleum Co.*	13,723	147,248
Enphase Energy, Inc.*	8,233	115,921
Natural Gas Services Group, Inc.*	3,632	107,798
Pacific Ethanol, Inc.*	4,237	97,917
Trecora Resources*	5,954	78,235
Evolution Petroleum Corp.	7,432	74,543
Miller Energy Resources, Inc.*,1	11,791	61,077
Bolt Technology Corp.	3,282	55,138
Adams Resources & Energy, Inc.	758	49,717
Renewable Energy Group, Inc.*	4,061	49,382
Mitcham Industries, Inc.*	3,688	48,534
Isramco, Inc.*	316	39,813
Magellan Petroleum Corp.*	18,309	37,718
US Energy Corp.*	8,968	36,589
Vertex Energy, Inc.*,1	3,190	29,763
Quantum Fuel Systems Technologies Worldwide, Inc.*,1	5,993	28,407
TGC Industries, Inc.*	6,687	26,748
Zion Oil & Gas, Inc.*,1	11,549	22,059
Apco Oil and Gas International, Inc.*	1,443	20,534
ZaZa Energy Corp.*	3,328	19,402
BioFuel Energy Corp.*	1,520	19,167
Hyperdynamics Corp.*,1	6,360	17,299
Pyramid Oil Co.*	2,694	13,470
FieldPoint Petroleum Corp.*	3,086	13,116
GreenHunter Resources, Inc.*,1	6,049	12,158
Royale Energy, Inc.*	3,526	11,671
Real Goods Solar, Inc. — Class A*,1	7,169	10,754
Saratoga Resources, Inc.*	7,230	10,628
Escalera Resources Co.*	5,015	10,331
Barnwell Industries, Inc.*	3,222	9,553
Ocean Power Technologies, Inc.*,1	6,927	9,074
Gevo, Inc.*	16,024	8,249
Tengasco, Inc.*	18,715	7,860
Houston American Energy Corp.*	18,851	4,524
Total Energy		2,178,571

Basic Materials - 2.0%
Landec Corp.*	7,265	95,389
Universal Stainless & Alloy Products, Inc.*	2,269	72,676
Orchids Paper Products Co.	2,320	64,542
Oil-Dri Corporation of America	1,956	58,563
Xerium Technologies, Inc.*	3,582	53,551
KMG Chemicals, Inc.1	2,954	50,070
Penford Corp.*	3,165	43,107
Verso Paper Corp.*	12,498	40,620
Shiloh Industries, Inc.*	2,266	37,865
Uranium Energy Corp.*	25,258	32,835
Uranerz Energy Corp.*,1	25,223	29,763
Midway Gold Corp.*	30,938	29,082
Uranium Resources, Inc.*,1	7,362	22,601
General Moly, Inc.*	22,801	21,433
Northern Technologies International Corp.*	1,011	20,938
US Antimony Corp.*	13,356	20,702
Friedman Industries, Inc.	2,393	19,694
Codexis, Inc.*	7,341	18,646
General Steel Holdings, Inc.*	16,650	18,149
Rare Element Resources Ltd.*,1	13,204	14,538
Golden Minerals Co.*,1	12,219	13,563
Vista Gold Corp.*	28,615	13,449
Charles & Colvard Ltd.*	5,704	12,092
Solitario Exploration & Royalty Corp.*	7,288	10,932
Mines Management, Inc.*	13,500	9,855
Silver Bull Resources, Inc.*	31,136	8,033
Ikonics Corp.*	129	2,399
Total Basic Materials		835,087

Utilities - 0.7%
York Water Co.	4,880	98,479
Artesian Resources Corp. — Class A	2,514	53,322
Delta Natural Gas Company, Inc.	2,286	45,972
RGC Resources, Inc.	1,491	30,267
Gas Natural, Inc.	2,576	29,057
US Geothermal, Inc.*	38,066	22,687
Synthesis Energy Systems, Inc.*	9,899	11,978
Total Utilities		291,762

Diversified - 0.1%
Resource America, Inc. — Class A	6,021	56,718

Total Common Stocks
(Cost $41,036,503)		40,926,696

WARRANT†† - 0.0%**
PhotoMedex, Inc.
Expires 12/13/14	314	—

Total Warrant
(Cost $0)		—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
RIGHT†† - 0.0%**
Chelsea Therapeutics International
Expires 12/31/17	16,603	$1,328

Total Right
(Cost $1,328)		1,328

SECURITIES LENDING COLLATERAL†,2 - 14.9%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	6,121,290	6,121,290

Total Securities Lending Fund
(Cost $6,121,290)		6,121,290

Total Investments - 114.4%
(Cost $47,159,121)		$47,049,314

Other Assets & Liabilities, net - (14.4)%		(5,932,734)
Total Net Assets - 100.0%		$41,116,580

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	99.5%
Canada	0.3%
Cayman Islands	0.1%
Isreal	0.1%
Puerto Rico	0.0%**
Singapore	0.0%**
Marshall Islands	0.0%**
Total Common Stocks	100.0%
** Less than 0.1%

See notes to financial statements.
64 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† - 99.5%
Financial - 99.5%
Simon Property Group, Inc.	10,676	$1,815,240
Public Storage	4,982	872,746
Equity Residential	12,414	825,160
Health Care REIT, Inc.	10,485	708,576
Prologis, Inc.	17,175	703,145
AvalonBay Communities, Inc.	4,455	686,516
HCP, Inc.	15,748	682,361
Vornado Realty Trust	6,441	681,908
Ventas, Inc.	10,117	665,496
Boston Properties, Inc.	5,260	638,668
Host Hotels & Resorts, Inc.	26,018	593,730
Essex Property Trust, Inc.	2,148	415,531
SL Green Realty Corp.	3,280	358,668
Kimco Realty Corp.	14,111	331,466
General Growth Properties, Inc.	13,366	328,403
Macerich Co.	4,835	315,677
Digital Realty Trust, Inc.1	4,652	303,542
Federal Realty Investment Trust	2,311	288,367
UDR, Inc.	8,644	258,628
Camden Property Trust	2,940	220,030
Duke Realty Corp.	11,324	210,626
Extra Space Storage, Inc.	3,985	210,010
DDR Corp.	10,991	200,256
Mid-America Apartment Communities, Inc.	2,579	186,513
Regency Centers Corp.	3,174	181,362
Liberty Property Trust	5,075	179,757
Kilroy Realty Corp.	2,833	179,187
Alexandria Real Estate Equities, Inc.	2,243	177,332
Apartment Investment & Management Co. — Class A	5,023	172,138
Taubman Centers, Inc.	2,174	165,594
Senior Housing Properties Trust	7,002	163,357
Hospitality Properties Trust	5,147	151,475
BioMed Realty Trust, Inc.	6,617	148,552
Weingarten Realty Investors	4,200	143,724
American Campus Communities, Inc.	3,606	142,473
Douglas Emmett, Inc.	4,938	141,079
RLJ Lodging Trust	4,499	134,115
Highwoods Properties, Inc.	3,098	131,820
Equity Lifestyle Properties, Inc.	2,865	130,902
LaSalle Hotel Properties	3,577	130,739
Home Properties, Inc.	1,964	126,128
Columbia Property Trust, Inc.	4,614	118,441
CBL & Associates Properties, Inc.	5,853	111,207
Equity Commonwealth	4,072	109,455
Tanger Factory Outlet Centers, Inc.	3,096	108,081
Washington Prime Group, Inc.	5,401	105,428
Piedmont Office Realty Trust, Inc. — Class A	5,302	103,336
Post Properties, Inc.	1,868	102,777
Strategic Hotels & Resorts, Inc.*	8,312	98,747
CubeSmart	4,960	92,256
Sunstone Hotel Investors, Inc.	6,303	91,835
DiamondRock Hospitality Co.	6,727	89,604
DCT Industrial Trust, Inc.	11,200	89,040
Sovran Self Storage, Inc.	1,134	87,624
Cousins Properties, Inc.	6,827	86,635
Brandywine Realty Trust	5,399	86,492
American Homes 4 Rent — Class A	4,827	86,307
Pebblebrook Hotel Trust	2,197	85,112
Healthcare Realty Trust, Inc.	3,301	82,393
Healthcare Trust of America, Inc. — Class A	6,607	82,257
Ryman Hospitality Properties, Inc.1	1,641	81,640
Corporate Office Properties Trust	2,698	76,569
Kite Realty Group Trust	2,850	73,302
Sun Communities, Inc.	1,340	71,864
Parkway Properties, Inc.	3,406	70,675
EastGroup Properties, Inc.	1,075	69,703
National Health Investors, Inc.	1,073	69,219
First Industrial Realty Trust, Inc.	3,787	68,923
Mack-Cali Realty Corp.	3,047	64,414
Washington Real Estate Investment Trust	2,291	63,644
DuPont Fabros Technology, Inc.	2,246	63,247
New York REIT, Inc.	6,061	62,489
Hudson Pacific Properties, Inc.	2,305	61,889
Acadia Realty Trust	1,972	56,833
Glimcher Realty Trust	4,988	56,015
PS Business Parks, Inc.	675	55,040
Equity One, Inc.	2,270	53,572
Pennsylvania Real Estate Investment Trust	2,363	47,638
Hersha Hospitality Trust	6,902	46,865
Empire State Realty Trust, Inc. — Class A	2,760	45,374
Sabra Health Care REIT, Inc.	1,588	45,226
American Assets Trust, Inc.	1,254	43,953
Chesapeake Lodging Trust	1,410	43,442
Education Realty Trust, Inc.	3,955	43,070
FelCor Lodging Trust, Inc.	3,970	41,050
Franklin Street Properties Corp.	3,273	39,767
Government Properties Income Trust	1,637	39,321
Ramco-Gershenson Properties Trust	2,309	39,161

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS continued	August 31, 2014

WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† - 99.5% (continued)
Financial - 99.5% (continued)
Associated Estates Realty Corp.	1,980	$36,630
Inland Real Estate Corp.	3,429	35,696
Ashford Hospitality Trust, Inc.	3,039	35,222
Brixmor Property Group, Inc.	1,422	33,659
Alexander’s, Inc.	82	32,512
Summit Hotel Properties, Inc.	2,940	32,193
Retail Properties of America, Inc. — Class A	2,034	32,178
Retail Opportunity Investments Corp.	2,026	32,092
Investors Real Estate Trust	3,686	31,442
First Potomac Realty Trust	2,020	26,745
CoreSite Realty Corp.	737	25,847
Urstadt Biddle Properties, Inc. — Class A	1,127	24,028
Rouse Properties, Inc.1	1,281	22,392
Terreno Realty Corp.	1,101	22,284
Silver Bay Realty Trust Corp.	1,271	21,188
Monmouth Real Estate Investment Corp.	1,886	20,407
Saul Centers, Inc.	404	20,139
Chatham Lodging Trust	863	19,953
Excel Trust, Inc.	1,540	19,928
Universal Health Realty Income Trust	417	18,419
Campus Crest Communities, Inc.	2,224	18,281
Cedar Realty Trust, Inc.	2,724	17,624
AmREIT, Inc.1	619	14,423
Ashford Hospitality Prime, Inc.	833	13,486
American Residential Properties, Inc.*	476	9,034
Total Financial		19,127,731

Total Common Stocks
(Cost $16,851,232)		19,127,731

SECURITIES LENDING COLLATERAL†2 - 2.1%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	396,706	396,706

Total Securities Lending Fund
(Cost $396,706)		396,706

Total Investments - 101.6%
(Cost $17,247,938)		$19,524,437

Other Assets & Liabilities, net - (1.6)%		(313,638)
Total Net Assets - 100.0%		$19,210,799

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust

See notes to financial statements.
66 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2014

		Guggenheim		Guggenheim		Guggenheim
	Guggenheim	Defensive		Insider		Mid-Cap
	BRIC ETF	Equity ETF		Sentiment ETF		Core ETF
	(EEB )	(DEF	)	(NFO	)	(CZA	)
ASSETS:
Investments, at value — including securities on loan	$189,459,310	$209,184,651		$195,956,831		$132,065,434
Cash	121,915	—		281,729		335,727
Prepaid expenses	2,597	—		456		—
Receivables:
Dividends	219,774	584,409		137,432		117,291
Securities lending income	9,112	4,873		11,030		12
Fund shares sold	—	5,745		—		7,285
Investments sold	—	—		—		11,476
Tax reclaims	—	2,205		—		3,238
Total assets	189,812,708	209,781,883		196,387,478		132,540,463
LIABILITIES:
Payable for:
Upon return of securities loaned	9,259,325	8,842,217		11,489,879		—
Management fees	52,142	46,164		67,161		43,243
Fund shares redeemed	5,311	—		—		—
Administration fees	4,009	4,482		4,205		2,951
Due to custodian	—	183,997		—		—
Accrued expenses	64,624	98,314		91,060		66,262
Total liabilities	9,385,411	9,175,174		11,652,305		112,456
NET ASSETS	$180,427,297	$200,606,709		$184,735,173		$132,428,007
NET ASSETS CONSIST OF:
Paid-in capital	$466,685,196	$195,584,645		$215,450,846		$130,953,235
Undistributed net investment income	3,422,367	3,509,130		1,485,612		725,717
Accumulated undistributed net realized gain (loss) on investments	(263,755,054)	(16,464,447)		(49,801,189)		(9,942,978)
Net unrealized appreciation (depreciation) on investments	(25,925,212)	17,977,381		17,599,904		10,692,033
NET ASSETS	$180,427,297	$200,606,709		$184,735,173		$132,428,007
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,750,800	5,150,000		3,750,800		2,650,000
Net asset value, offering price and repurchase price per share	$37.98	$38.95		$49.25		$49.97
Investments in securities, at cost	215,384,522	191,207,270		178,356,927		121,373,401
Securities on loan, at value	9,864,140	8,615,057		11,716,801		—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 67

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2014

	Guggenheim		Guggenheim
	Multi-Asset		Raymond James		Guggenheim		Wilshire
	Income ETF		SB-1 Equity ETF		Spin-Off ETF		Micro-Cap ETF
	(CVY	)	(RYJ	)	(CSD	)	(WMCR )
ASSETS:
Investments, at value — including securities on loan	$1,527,154,535		$273,272,980		$665,459,028		$47,049,314
Cash	15,845,487		187,238		1,235,357		104,364
Prepaid expenses	14,115		—		4,982		—
Receivables:
Dividends	4,641,616		171,576		995,251		20,211
Fund shares sold	3,479,788		—		—		—
Tax reclaims	207,938		2,427		—		—
Securities lending income	125,514		13,044		32,892		32,119
Investments sold	73,199		10,125,780		—		49,952
Total assets	1,551,542,192		283,773,045		667,727,510		47,255,960
LIABILITIES:
Payable for:
Upon return of securities loaned	65,215,212		6,262,403		51,529,292		6,121,290
Management fees	498,435		167,996		195,651		18,090
Administration fees	19,165		—		11,127		—
Investments purchased	—		10,273,221		—		—
Fund shares redeemed	—		15,129		6,991		—
Accrued expenses	527,132		—		291,598		—
Total liabilities	66,259,944		16,718,749		52,034,659		6,139,380
NET ASSETS	$1,485,282,248		$267,054,296		$615,692,851		$41,116,580
NET ASSETS CONSIST OF:
Paid-in capital	$1,589,373,835		$303,297,385		$615,316,453		$49,958,449
Undistributed net investment income	8,372,292		925,650		7,541,417		463,101
Accumulated undistributed net realized loss (gain) on investments	(177,604,235)		(61,357,547)		(34,322,491)		(9,195,163)
Net unrealized appreciation (depreciation) on investments	65,140,356		24,188,808		27,157,472		(109,807)
NET ASSETS	$1,485,282,248		$267,054,296		$615,692,851		$41,116,580
Shares outstanding ($0.01 par value with unlimited amount authorized)	57,000,800		7,572,822		13,250,000		1,500,800
Net asset value, offering price and repurchase price per share	$26.06		$35.26		$46.47		$27.40
Investments in securities, at cost	1,462,014,179		249,084,172		638,301,556		47,159,121
Securities on loan, at value	63,632,601		6,117,977		51,349,731		5,844,433

See notes to financial statements.
68 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2014

	Wilshire
	US REIT ETF
	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$19,524,437
Cash	77,369
Receivables:
Dividends	10,589
Securities lending income	254
Total assets	19,612,649
LIABILITIES:
Payable for:
Upon return of securities loaned	396,706
Management fees	5,144
Total liabilities	401,850
NET ASSETS	$19,210,799
NET ASSETS CONSIST OF:
Paid-in capital	$16,840,155
Undistributed net investment income	439
Accumulated undistributed net realized gain on investments	93,706
Net unrealized appreciation on investments	2,276,499
NET ASSETS	$19,210,799
Shares outstanding ($0.01 par value with unlimited amount authorized)	450,000
Net asset value, offering price and repurchase price per share	$42.69
Investments in securities, at cost	17,247,938
Securities on loan, at value	387,919

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 69

STATEMENT OF OPERATIONS	August 31, 2014
For the year ended August 31, 2014

		Guggenheim	Guggenheim	Guggenheim
	Guggenheim	Defensive	Insider	Mid-Cap
	BRIC ETF	Equity ETF	Sentiment ETF	Core ETF
	(EEB )	(DEF )	(NFO )	(CZA )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,361,126	$6,715,092	$3,681,926	$2,223,554
Less return of capital distributions received	—	(976,889)	(240,212)	(427,109)
Income from securities lending	215,851	90,697	86,749	1,073
Total investment income	5,576,977	5,828,900	3,528,463	1,797,518
EXPENSES:
Management fees	989,119	705,863	943,082	581,807
Trustee fees	7,361	6,260	8,113	5,936
Administration fee	53,518	38,820	51,632	31,999
Custodian fee	81,110	31,273	36,163	20,895
Licensing	79,130	186,759	257,925	149,542
Professional fees	27,923	38,364	33,699	24,313
Printing	24,674	14,240	20,071	13,286
Registration and filings	5,160	7,912	8,053	8,224
Insurance	6,354	3,802	3,860	3,107
Other fees	32,266	14,745	26,771	12,445
Total expenses	1,306,615	1,048,038	1,389,369	851,554
Less:
Expenses waived by advisor	(32,191)	(120,993)	(140,390)	(86,487)
Net expenses	1,274,424	927,045	1,248,979	765,067
Net investment income	4,302,553	4,901,855	2,279,484	1,032,451
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(58,772,834)	(6,501,023)	(4,321,843)	(2,232,585)
In-kind transactions	(13,085,140)	15,738,242	27,951,426	19,766,505
Foreign currency transactions	(1,060)	—	—	—
Net realized (loss) gain	(71,859,034)	9,237,219	23,629,583	17,533,920
Net change in unrealized appreciation (depreciation) on:
Investments	103,636,111	15,153,573	5,929,782	6,070,787
Net change in unrealized appreciation (depreciation)	103,636,111	15,153,573	5,929,782	6,070,787
Net realized and unrealized gain	31,777,077	24,390,792	29,559,365	23,604,707
Net Increase in Net Assets Resulting from Operations	$36,079,630	$29,292,647	$31,838,849	$24,637,158
* Foreign taxes withheld	$1,185,410	$157,913	$—	$9,899

See notes to financial statements.
70 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS continued	August 31, 2014
For the year ended August 31, 2014

	Guggenheim	Guggenheim
	Multi-Asset	Raymond James	Guggenheim	Wilshire
	Income ETF	SB-1 Equity ETF	Spin-Off ETF	Micro-Cap ETF
	(CVY )	(RYJ )	(CSD )	(WMCR )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$82,270,401	$3,003,056	$12,049,250	$727,550
Less return of capital distributions received	(8,311,633)	(355,200)	(1,827,697)	(17,523)
Income from securities lending	2,638,235	144,004	349,799	394,863
Total investment income	76,597,003	2,791,860	10,571,352	1,104,890
EXPENSES:
Management fees	6,177,663	1,871,161	3,182,074	248,472
Trustee fees	24,022	—	17,908	—
Administration fee	213,553	—	134,257	—
Custodian fee	242,963	—	120,816	—
Licensing	1,828,299	—	929,623	—
Professional fees	55,357	—	37,472	—
Printing	82,154	—	62,027	—
Registration and filings	21,509	—	58,462	—
Insurance	19,892	—	5,257	—
Other fees	89,345	20,113	58,278	3,651
Total expenses	8,754,757	1,891,274	4,606,174	252,123
Less:
Expenses waived by advisor	(651,507)	—	(416,499)	—
Net expenses	8,103,250	1,891,274	4,189,675	252,123
Net investment income	68,493,753	900,586	6,381,677	852,767
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(68,494,213)	(776,536)	(24,830,384)	3,320,554
In-kind transactions	119,921,299	34,714,305	87,914,701	5,151,806
Net realized gain	51,427,086	33,937,769	63,084,317	8,472,360
Net change in unrealized appreciation (depreciation) on:
Investments	73,527,654	7,069,308	9,061,568	(3,517,754)
Net change in unrealized appreciation (depreciation)	73,527,654	7,069,308	9,061,568	(3,517,754)
Net realized and unrealized gain	124,954,740	41,007,077	72,145,885	4,954,606
Net Increase in Net Assets Resulting from Operations	$193,448,493	$41,907,663	$78,527,562	$5,807,373
* Foreign taxes withheld	$1,013,963	$3,648	$158,240	$556

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 71

STATEMENT OF OPERATIONS continued	August 31, 2014

	Wilshire
	US REIT ETF
	(WREI	)
INVESTMENT INCOME:
Dividends	$609,728
Income from securities lending	1,958
Total investment income	611,686
EXPENSES:
Management fees	51,736
Other fees	1,197
Total expenses	52,933
Net investment income	558,753
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,495)
In-kind transactions	417,996
Net realized gain	412,501
Net change in unrealized appreciation (depreciation) on:
Investments	2,257,783
Net change in unrealized appreciation (depreciation)	2,257,783
Net realized and unrealized gain	2,670,284
Net Increase in Net Assets Resulting from Operations	$3,229,037

See notes to financial statements.
72 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2014

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,302,553	$6,376,689	$4,901,855	$2,459,456
Net realized (loss) gain on investments	(71,859,034)	(34,308,016)	9,237,219	6,830,372
Net change in unrealized appreciation (depreciation) on investments	103,636,111	26,962,054	15,153,573	(174,576)
Net increase (decrease) in net assets resulting from operations	36,079,630	(969,273)	29,292,647	9,115,252
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,388,190)	(8,559,761)	(3,029,950)	(1,755,450)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	15,988,893	45,212,631	138,008,303	99,135,164
Cost of shares redeemed	(79,026,753)	(156,478,369)	(88,494,652)	(53,273,955)
Net increase (decrease) in net assets resulting from share transactions	(63,037,860)	(111,265,738)	49,513,651	45,861,209
Net increase (decrease) in net assets	(32,346,420)	(120,794,772)	75,776,348	53,221,011
NET ASSETS:
Beginning of period	212,773,717	333,568,489	124,830,361	71,609,350
End of year	$180,427,297	$212,773,717	$200,606,709	$124,830,361
Undistributed net investment income at end of year	$3,422,367	$4,509,064	$3,509,130	$1,177,892
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	1,350,000	3,800,000	3,100,000
Shares redeemed	(2,350,000)	(4,550,000)	(2,500,000)	(1,700,000)
Net increase (decrease) in shares	(1,900,000)	(3,200,000)	1,300,000	1,400,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 73

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2014

	Guggenheim		Guggenheim
	Insider Sentiment ETF (NFO)		Mid-Cap Core ETF (CZA)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,279,484	$1,730,682	$1,032,451	$1,169,313
Net realized gain on investments	23,629,583	9,749,452	17,533,920	7,430,083
Net change in unrealized appreciation on investments	5,929,782	9,160,228	6,070,787	3,772,805
Net increase in net assets resulting from operations	31,838,849	20,640,362	24,637,158	12,372,201
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,827,348)	(1,658,732)	(1,142,500)	(581,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	185,105,558	117,176,467	172,060,722	117,834,767
Cost of shares redeemed	(162,081,541)	(81,103,198)	(152,104,028)	(81,482,690)
Net increase in net assets resulting from share transactions	23,024,017	36,073,269	19,956,694	36,352,077
Net increase in net assets	53,035,518	55,054,899	43,451,353	48,143,278
NET ASSETS:
Beginning of period	131,699,655	76,644,756	88,976,655	40,833,377
End of year	$184,735,173	$131,699,655	$132,428,007	$88,976,655
Undistributed net investment income at end of year	$1,485,612	$970,066	$725,717	$693,478
CHANGES IN SHARES OUTSTANDING:
Shares sold	4,050,000	3,100,000	3,800,000	3,150,000
Shares redeemed	(3,500,000)	(2,150,000)	(3,350,000)	(2,200,000)
Net increase in shares	550,000	950,000	450,000	950,000

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2014

	Guggenheim		Guggenheim Raymond James
	Multi-Asset Income ETF (CVY)		SB-1 Equity ETF (RYJ)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$68,493,753	$52,843,838	$900,586	$866,816
Net realized gain on investments	51,427,086	84,960,383	33,937,769	15,786,623
Net change in unrealized appreciation (depreciation) on investments	73,527,654	(50,469,986)	7,069,308	11,113,348
Net increase in net assets resulting from operations	193,448,493	87,334,235	41,907,663	27,766,787
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(60,227,886)	(51,243,288)	(799,229)	(350,149)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	1,131,466,475	1,173,087,166	234,850,361	112,237,476
Cost of shares redeemed	(904,599,644)	(831,337,343)	(157,770,277)	(74,927,318)
Net increase in net assets resulting from share transactions	226,866,831	341,749,823	77,080,084	37,310,158
Net increase in net assets	360,087,438	377,840,770	118,188,518	64,726,796
NET ASSETS:
Beginning of period	1,125,194,810	747,354,040	148,865,778	84,138,982
End of year	$1,485,282,248	$1,125,194,810	$267,054,296	$148,865,778
Undistributed (distributions in excess of) net investment income (loss) at end of year	$8,372,292	$(1,539,065)	$925,650	$656,169
CHANGES IN SHARES OUTSTANDING:
Shares sold	45,500,000	50,600,000	7,200,000	4,350,000
Shares redeemed	(36,700,000)	(36,050,000)	(4,750,000)	(2,950,000)
Net increase in shares	8,800,000	14,550,000	2,450,000	1,400,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 75

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2014

	Guggenheim		Wilshire
	Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,381,677	$494,707	$852,767	$439,710
Net realized gain on investments	63,084,317	13,506,902	8,472,360	1,920,158
Net change in unrealized appreciation (depreciation) on investments	9,061,568	17,545,341	(3,517,754)	4,597,507
Net increase in net assets resulting from operations	78,527,562	31,546,950	5,807,373	6,957,375
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,321,750)	(163,800)	(556,162)	(143,664)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	744,993,595	257,091,188	16,954,737	18,105,263
Cost of shares redeemed	(481,751,976)	(49,064,253)	(18,516,596)	(3,830,430)
Net increase (decrease) in net assets resulting from share transactions	263,241,619	208,026,935	(1,561,859)	14,274,833
Net increase in net assets	340,447,431	239,410,085	3,689,352	21,088,544
NET ASSETS:
Beginning of period	275,245,420	35,835,335	37,427,228	16,338,684
End of year	$615,692,851	$275,245,420	$41,116,580	$37,427,228
Undistributed net investment income at end of year	$7,541,417	$520,082	$463,101	$316,144
CHANGES IN SHARES OUTSTANDING:
Shares sold	16,850,000	7,300,000	600,000	900,000
Shares redeemed	(10,850,000)	(1,400,000)	(700,000)	(200,000)
Net increase (decrease) in shares	6,000,000	5,900,000	(100,000)	700,000

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2014

	Wilshire
	US REIT ETF (WREI)
	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$558,753	$581,153
Net realized gain on investments	412,501	828,491
Net change in unrealized appreciation (depreciation) on investments	2,257,783	(1,078,957)
Net increase in net assets resulting from operations	3,229,037	330,687
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(483,200)	(440,707)
Capital gains	(5,600)	(81,293)
Total distributions to shareholders	(488,800)	(522,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	5,814,146	—
Cost of shares redeemed	(3,556,679)	(3,922,479)
Net increase (decrease) in net assets resulting from share transactions	2,257,467	(3,922,479)
Net increase (decrease) in net assets	4,997,704	(4,113,792)
NET ASSETS:
Beginning of period	14,213,095	18,326,887
End of year	$19,210,799	$14,213,095
Undistributed net investment income at end of year	$439	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	—
Shares redeemed	(100,000)	(100,000)
Net increase (decrease) in shares	50,000	(100,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 77

FINANCIAL HIGHLIGHTS	August 31, 2014

EEB Guggenheim BRIC ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$31.99	$33.86	$41.24	$40.04	$34.57
Income from investment operations:
Net investment income(a)	0.75	0.76	0.97	0.97	0.71
Net gain (loss) on investments (realized and unrealized)	6.10	(1.68)	(6.97)	1.09	5.27
Total from investment operations	6.85	(0.92)	(6.00)	2.06	5.98
Less distributions from:
Net investment income	(0.86)	(0.95)	(1.38)	(0.86)	(0.51)
Total distributions to shareholders	(0.86)	(0.95)	(1.38)	(0.86)	(0.51)
Net asset value, end of period	$37.98	$31.99	$33.86	$41.24	$40.04
Market Value, end of period	$37.84	$31.92	$33.79	$41.17	$40.06
Total Return(b)
Net asset value	21.68%	(3.03)%	(14.66)%	4.92%	17.23%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$180,427	$212,774	$333,568	$546,437	$1,077,197
Ratio to average net assets of:
Net investment income	2.17%	2.21%	2.61%	2.15%	1.76%
Total expenses	0.66%	0.64%	0.66%	0.65%	0.64%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.63%
Portfolio turnover rate(c)	68%	12%	10%	15%	7%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
78 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2014

DEF Guggenheim Defensive Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$32.42	$29.23	$25.68	$22.03	$19.40
Income from investment operations:
Net investment income(a)	1.23	0.85	0.74	0.62	0.57
Net gain on investments (realized and unrealized)	6.09	3.09	3.19	3.42	2.62
Total from investment operations	7.32	3.94	3.93	4.04	3.19
Less distributions from:
Net investment income	(0.79)	(0.75)	(0.38)	(0.39)	(0.56)
Total distributions to shareholders	(0.79)	(0.75)	(0.38)	(0.39)	(0.56)
Net asset value, end of period	$38.95	$32.42	$29.23	$25.68	$22.03
Market Value, end of period	$38.97	$32.41	$29.27	$25.70	$22.05
Total Return(b)
Net asset value	22.90%	13.81%	15.39%	18.42%	16.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$200,607	$124,830	$71,609	$26,962	$14,321
Ratio to average net assets of:
Net investment income	3.47%	2.69%	2.68%	2.46%	2.72%
Total expenses	0.74%	0.78%	0.85%	1.24%	1.42%
Net expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	87%	56%	27%	32%	35%
(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 79

FINANCIAL HIGHLIGHTS continued	August 31, 2014

NFO Guggenheim Insider Sentiment ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$41.15	$34.05	$31.66	$25.56	$23.52
Income from investment operations:
Net investment income(a)	0.56	0.64	0.50	0.28	0.25
Net gain on investments (realized and unrealized)	7.98	7.06	2.43	6.02	2.07
Total from investment operations	8.54	7.70	2.93	6.30	2.32
Less distributions from:
Net investment income	(0.44)	(0.60)	(0.54)	(0.20)	(0.28)
Total distributions to shareholders	(0.44)	(0.60)	(0.54)	(0.20)	(0.28)
Net asset value, end of period	$49.25	$41.15	$34.05	$31.66	$25.56
Market Value, end of period	$49.22	$41.09	$34.07	$31.64	$25.55
Total Return(b)
Net asset value	20.80%	22.94%	9.45%	24.63%	9.83%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$184,735	$131,700	$76,645	$194,764	$90,744
Ratio to average net assets of:
Net investment income	1.21%	1.67%	1.55%	0.95%	0.95%
Total expenses	0.74%	0.77%	0.78%	0.80%	0.83%
Net expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	106%	45%	89%	53%	65%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
80 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2014

CZA Guggenheim Mid-Cap Core ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010
Per Share Data:
Net asset value, beginning of period	$40.44	$32.67		$28.59	$24.02		$20.63
Income from investment operations:
Net investment income(a)	0.41	0.72		0.33	0.29		0.20
Net gain on investments (realized and unrealized)	9.58	7.47		3.82	4.48		3.21
Total from investment operations	9.99	8.19		4.15	4.77		3.41
Less distributions from:
Net investment income	(0.46)	(0.42)		(0.07)	(0.20	)(e)	(0.02)
Total distributions to shareholders	(0.46)	(0.42)		(0.07)	(0.20)		(0.02)
Net asset value, end of period	$49.97	$40.44		$32.67	$28.59		$24.02
Market Value, end of period	$50.04	$40.48		$32.73	$28.57		$24.07
Total Return(b)
Net asset value	24.81%	25.30%		14.54%	19.83%		16.53%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$132,428	$88,977		$40,833	$18,580		$6,005
Ratio to average net assets of:
Net investment income	0.89%	1.93%		1.08%	0.97%		0.85%
Total expenses	0.73%	0.83	%(d)	1.01%	1.60	%(d)	3.34%
Net expenses	0.66%	0.65	%(d)	0.65%	0.65	%(d)	0.65%
Portfolio turnover rate(c)	175%	53%		63%	45%		74%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.03% for the year ended August 31, 2013 and 0.03% for the year ended August 31, 2011.

(e)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 81

FINANCIAL HIGHLIGHTS continued	August 31, 2014

CVY Guggenheim Multi-Asset Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012		August 31, 2011		August 31, 2010
Per Share Data:
Net asset value, beginning of period	$23.34	$22.21	$20.44		$18.30		$16.37
Income from investment operations:
Net investment income(a)	1.38	1.32	1.03		0.92		0.78
Net gain on investments (realized and unrealized)	2.57	1.11	1.89		2.23		2.08
Total from investment operations	3.95	2.43	2.92		3.15		2.86
Less distributions from:
Net investment income	(1.23)	(1.30)	(0.98	)(c)	(0.87	)(b)	(0.69)
Return of capital	—	—	(0.17	)(c)	(0.14	)(b)	(0.24)
Total distributions to shareholders	(1.23)	(1.30)	(1.15)		(1.01)		(0.93)
Net asset value, end of period	$26.06	$23.34	$22.21		$20.44		$18.30
Market Value, end of period	$26.05	$23.33	$22.24		$20.42		$18.31
Total Return(d)
Net asset value	17.29%	11.20%	14.91%		17.28%		17.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,485,282	$1,125,195	$747,354		$436,377		$279,949
Ratio to average net assets of:
Net investment income	5.54%	5.67%	4.92%		4.48%		4.36%
Total expenses(e)	0.71%	0.72%	0.74%		0.77%		0.79%
Net expenses(e)	0.66%	0.65%	0.65%		0.65%		0.65%
Portfolio turnover rate(f)	180%	108%	113%		83%		97%

(a)	Based on average shares outstanding.

(b)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in a $0.07 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(c)
Subsequent to August 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.18%, 0.17%, 0.12%, 0.13%, and 0.19% for the years ended August 31, 2014, 2013, 2012, 2011, and 2010, respectively.

(f)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
82 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2014

RYJ Guggenheim Raymond James SB-1 Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013		August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$29.06	$22.60		$19.93	$15.96	$14.27
Income from investment operations:
Net investment income(a)	0.12	0.20		0.14	0.08	0.05
Net gain on investments (realized and unrealized)	6.19	6.34		2.56	3.89	1.64
Total from investment operations	6.31	6.54		2.70	3.97	1.69
Less distributions from:
Net investment income	(0.11)	(0.08)		(0.03)	—	—
Total distributions to shareholders	(0.11)	(0.08)		(0.03)	—	—
Net asset value, end of period	$35.26	$29.06		$22.60	$19.93	$15.96
Market Value, end of period	$35.28	$29.08		$22.58	$19.92	$15.95
Total Return(b)
Net asset value	21.75%	29.03%		13.56%	24.88%	11.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$267,054	$148,866		$84,139	$68,212	$51,434
Ratio to average net assets of:
Net investment income	0.36%	0.78%		0.65%	0.39%	0.29%
Total expenses	0.76%	0.75	%(d)	0.75%	0.75%	0.72%
Net expenses	0.76%	0.75	%(d)	0.75%	0.75%	0.72%
Portfolio turnover rate(c)	114%	66%		63%	47%	48%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.08% for the year ended August 31, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 83

FINANCIAL HIGHLIGHTS continued	August 31, 2014

CSD Guggenheim Spin-Off ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$37.96	$26.54	$22.23	$18.88	$16.13
Income from investment operations:
Net investment income(a)	0.45	0.14	0.15	0.15	0.08
Net gain on investments (realized and unrealized)	8.15	11.36	4.27	3.31	3.01
Total from investment operations	8.60	11.50	4.42	3.46	3.09
Less distributions from:
Net investment income	(0.09)	(0.08)	(0.11)	(0.11)	(0.34)
Total distributions to shareholders	(0.09)	(0.08)	(0.11)	(0.11)	(0.34)
Net asset value, end of period	$46.47	$37.96	$26.54	$22.23	$18.88
Market Value, end of period	$46.46	$38.01	$26.62	$22.22	$18.97
Total Return(b)
Net asset value	22.65%	43.41%	19.96%	18.30%	19.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$615,693	$275,245	$35,835	$17,785	$14,162
Ratio to average net assets of:
Net investment income	1.00%	0.41%	0.60%	0.64%	0.40%
Total expenses	0.72%	0.78%	1.02%	1.51%	1.57%
Net expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	81%	32%	77%	2%	46%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
84 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2014

WMCR Wilshire Micro-Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Per Share Data:
Net asset value, beginning of period	$23.38	$18.14	$16.38	$14.33	$14.19
Income from investment operations:
Net investment income(a)	0.46	0.36	0.25	0.24	0.25
Net gain on investments (realized and unrealized)	3.89	5.09	2.16	1.87	0.04
Total from investment operations	4.35	5.45	2.41	2.11	0.29
Less distributions from:
Net investment income	(0.33)	(0.21)	(0.65)	(0.06)	(0.15)
Total distributions to shareholders	(0.33)	(0.21)	(0.65)	(0.06)	(0.15)
Net asset value, end of period	$27.40	$23.38	$18.14	$16.38	$14.33
Market Value, end of period	$27.31	$23.42	$18.06	$16.30	$14.38
Total Return(b)
Net asset value	18.57%	30.32%	15.43%	14.67%	1.97%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$41,117	$37,427	$16,339	$40,951	$4,311
Ratio to average net assets of:
Net investment income	1.72%	1.71%	1.54%	1.27%	1.61%
Total expenses	0.51%	0.50%	0.50%	0.50%	4.06%
Net expenses	0.51%	0.50%	0.50%	0.50%	0.64%
Portfolio turnover rate(c)	29%	27%	58%	37%	191%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 85

FINANCIAL HIGHLIGHTS continued	August 31, 2014

WREI Wilshire US REIT ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010 (a)
Per Share Data:
Net asset value, beginning of period	$35.53	$36.65	$31.78	$27.28	$25.28
Income from investment operations:
Net investment income(b)	1.34	1.19	1.07	1.00	0.45
Net gain (loss) on investments (realized and unrealized)	7.04	(1.27)	4.95	4.32	1.71
Total from investment operations	8.38	(0.08)	6.02	5.32	2.16
Less distributions from:
Net investment income	(1.21)	(0.88)	(0.77)	(0.63)	(0.09)
Capital gains	(0.01)	(0.16)	(0.04)	(0.18)	(0.07)
Return of capital	—	—	(0.34)	(0.01)	—
Total distributions to shareholders	(1.22)	(1.04)	(1.15)	(0.82)	(0.16)
Net asset value, end of period	$42.69	$35.53	$36.65	$31.78	$27.28
Market Value, end of period	$42.59	$35.69	$36.72	$31.63	$27.17
Total Return(c)
Net asset value	24.08%	(0.30% )	19.49%	19.62%	8.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$19,211	$14,213	$18,327	$12,713	$5,455
Ratio to average net assets of:
Net investment income	3.46%	3.17%	3.21%	3.17%	3.53%
Total expenses	0.33%	0.32%	0.32%	0.32%	0.32%
Net expenses	0.33%	0.32%	0.32%	0.32%	0.32%
Portfolio turnover rate(d)	7%	12%	13%	12%	5%

(a)	Since commencement of operations: March 9, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
86 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	August 31, 2014

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.

The following nine portfolios have an annual reporting period ended on August 31, 2014: Guggenheim BRIC ETF

Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim Spin-Off ETF	Beacon Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from brokerdealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds’ Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds’ Statement of Operations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at

88 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of	Cash	Non-Cash	Total
	Securities Loaned	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$9,864,140	$9,259,325	$875,625	$10,134,950
Guggenheim Defensive Equity ETF	8,615,057	8,842,217	—	8,842,217
Guggenheim Insider Sentiment ETF	11,716,801	11,489,879	567,965	12,057,844
Guggenheim Multi-Asset Income ETF	63,632,601	65,215,212	417,282	65,632,494
Guggenheim Raymond James SB-1 Equity ETF	6,117,977	6,262,403	—	6,262,403
Guggenheim Spin-Off ETF	51,349,731	51,529,292	869,117	52,398,409
Wilshire Micro-Cap ETF	5,844,433	6,121,290	3,665	6,124,955
Wilshire US REIT ETF	387,919	396,706	—	396,706

(f) Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, which clarified which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of August 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table. Collateral is disclosed up to 100% of the market value of the respective instrument. In general, collateral received exceeds the market value of the securities on loan.

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Guggenheim BRIC ETF	Securities Lending	$9,864,140	$—	$9,864,140	$(9,864,140)	$—
Guggenheim Defensive Equity ETF	Securities Lending	8,615,057	—	8,615,057	(8,615,057)	—
Guggenheim Insider Sentiment ETF	Securities Lending	11,716,801	—	11,716,801	(11,716,801)	—
Guggenheim Multi-Asset Income ETF	Securities Lending	63,632,601	—	63,632,601	(63,632,601)	—
Guggenheim Raymond James SB-1 Equity ETF	Securities Lending	6,117,977	—	6,117,977	(6,117,977)	—
Guggenheim Spin-Off ETF	Securities Lending	51,349,731	—	51,349,731	(51,349,731)	—
Wilshire Micro-Cap ETF	Securities Lending	5,844,433	—	5,844,433	(5,844,433)	—
Wilshire US REIT ETF	Securities Lending	387,919	—	387,919	387,919	—

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim Spin-Off ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended August 31, 2014, the following Funds recognized Fund Administration expenses as follows:

Fund Administration Expense
Guggenheim BRIC ETF	$53,518
Guggenheim Defensive Equity ETF	38,820
Guggenheim Insider Sentiment ETF	51,632
Guggenheim Mid-Cap Core ETF	31,999
Guggenheim Multi-Asset Income ETF	213,553
Guggenheim Spin-Off ETF	134,257

Due to their unitary management fee structure Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

Guggenheim Partners Investment Management, LLC (“GPIM”) acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF’s investment securities.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim Spin-Off ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.60% of average net assets per year, at least until December 31, 2016.

For the year ended August 31, 2014, the Investment Adviser waived advisory fees as follows:

Advisory Fees Waived
Guggenheim BRIC ETF	$32,191
Guggenheim Defensive Equity ETF	120,993
Guggenheim Insider Sentiment ETF	140,390
Guggenheim Mid-Cap Core ETF	86,487
Guggenheim Multi-Asset Income ETF	651,507
Guggenheim Spin-Off ETF	416,499

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

90 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim Spin-Off ETF	Beacon Indexes LLC
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Guggenheim
BRIC ETF	$189,459,310	$—	$—	$189,459,310
Guggenheim
Defensive Equity ETF	209,184,651	—	—	209,184,651
Guggenheim Insider
Sentiment ETF	195,956,831	—	—	195,956,831
Guggenheim
Mid-Cap Core ETF	132,065,434	—	—	132,065,434
Guggenheim
Multi-Asset
Income ETF	1,527,154,535	—	—	1,527,154,535
Guggenheim
Raymond James
SB-1 Equity ETF	273,272,980	—	—	273,272,980
Guggenheim
Spin-Off ETF	666,328,145	—	—	666,328,145
Wilshire Micro-Cap
ETF	47,044,897	1,328	3,089	47,049,314
Wilshire US REIT ETF	19,524,437	—	—	19,524,437

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Ending Balance	Valuation	Unobservable
Fund	Category	at 8/31/14	Technique	Inputs
Willshire
Micro-Cap			Last trade	33%
ETF	Common Stocks	$3,089	with Adjustment	Discount

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

The transfers in and out of the valuation levels as of August 31, 2014 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Wilshire Micro-Cap ETF
Transfer from Level 1 to Level 3	$3,089

During the year ended August 31, 2014, American Spectrum Realty, Inc. transferred to Level 3 from Level 1 as a result of American Spectrum Realty, Inc. being halted on the principal exchange on which it trades.

Except for Wilshire Micro-Cap ETF, there were no transfers between levels for these Funds for the year ended August 31, 2014.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended August 31, 2014:

Level 3 – Fair value measurement using significant unobservable inputs
Willshire Micro-Cap ETF
Beginning Balance	$—
Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	3,089
Transfers Out	—
Ending Balance	$3,089

Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

At August 31, 2014, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

				Net Tax
	Cost of	Gross Tax	Gross Tax	Unrealized
	Investments for	Unrealized	Unrealized	Appreciation
	Tax Purposes	Appreciation	Depreciation	(Depreciation )
Guggenheim BRIC ETF	$217,121,857	$25,014,292	$(52,676,839)	$(27,662,547)
Guggenheim Defensive Equity ETF	192,919,313	18,379,914	(2,114,576)	16,265,338
Guggenheim Insider Sentiment ETF	179,318,434	23,932,016	(7,293,619)	16,638,397
Guggenheim Mid-Cap Core ETF	121,972,620	11,895,624	(1,802,810)	10,092,814
Guggenheim Multi-Asset Income ETF	1,480,978,717	78,282,228	(32,106,410)	46,175,818
Guggenheim Raymond James SB-1 Equity ETF	253,250,179	29,472,377	(9,449,576)	20,022,801
Guggenheim Spin-Off ETF	643,021,628	53,122,059	(30,684,659)	22,437,400
Wilshire Micro-Cap ETF	47,102,918	5,616,283	(5,669,887)	(53,604)
Wilshire US REIT ETF	17,155,033	2,519,113	(149,709)	2,369,404

Tax components of accumulated earnings as of August 31, 2014, were as follows:

			Undistributed
	Undistributed		Long Term Capital
	Ordinary Income		(Accumulated	Unrealized
	(Accumulated		Capital &	Appreciation/
	Ordinary Loss	)	Other Losses )	(Depreciation )
Guggenheim BRIC ETF	$3,422,367		$(262,017,719)	$(27,662,547)
Guggenheim Defensive Equity ETF	3,138,177		(14,381,451)	16,265,338
Guggenheim Insider
Sentiment ETF	1,289,589		(48,643,659)	16,638,397
Guggenheim Mid-Cap Core ETF	560,034		(9,178,076)	10,092,814
Guggenheim Multi-Asset
Income ETF	11,371,300		(161,638,705)	46,175,818
Guggenheim Raymond
James SB-1 Equity ETF	687,109		(56,952,999)	20,022,801
Guggenheim Spin-Off ETF	6,366,522		(28,427,524)	22,437,400
Wilshire Micro-Cap ETF	467,087		(9,255,352)	(53,604)
Wilshire US REIT ETF	439		801	2,369,404

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2014, was as follows:

	Distributions	Distributions
	paid from	paid from
	Ordinary Income	Capital Gains
Guggenheim BRIC ETF	$5,388,190	$—
Guggenheim Defensive Equity ETF	3,029,950	—
Guggenheim Insider Sentiment ETF	1,827,348	—
Guggenheim Mid-Cap Core ETF	1,142,500	—
Guggenheim Multi-Asset Income ETF	60,227,886	—
Guggenheim Raymond James SB-1
Equity ETF	799,229	—
Guggenheim Spin-Off ETF	1,321,750	—
Wilshire Micro-Cap ETF	556,162	—
Wilshire US REIT ETF	394,118	94,682

92 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

The tax character of distributions paid during the year ended August 31, 2013, was as follows:

	Distributions	Distributions
	paid from	paid from
	Ordinary Income	Capital Gains
Guggenheim BRIC ETF	$8,559,761	$—
Guggenheim Defensive Equity ETF	1,755,450	—
Guggenheim Insider Sentiment ETF	1,658,732	—
Guggenheim Mid-Cap Core ETF	581,000	—
Guggenheim Multi-Asset Income ETF	51,243,288	—
Guggenheim Raymond James
SB-1 Equity ETF	350,149	—
Guggenheim Spin-Off ETF	163,800	—
Wilshire Micro-Cap ETF	143,664	—
Wilshire US REIT ETF	440,707	81,293

At August 31, 2014 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

		Accumulated
	Undistributed	Undistributed Net
	Net Investment	Realized Gain (Loss)	Paid-in
Fund	Income	on Investments	Capital
Guggenheim BRIC ETF	$(1,060)	$17,731,956	$(17,730,896)
Guggenheim Defensive
Equity ETF	459,333	(16,100,363)	15,641,030
Guggenheim Insider
Sentiment ETF	63,410	(26,850,111)	26,786,701
Guggenheim Mid-Cap Core ETF	142,288	(19,644,401)	19,502,113
Guggenheim Multi-Asset
Income ETF	1,645,490	(120,998,255)	119,352,765
Guggenheim Raymond
James SB-1 Equity ETF	168,124	(32,731,204)	32,563,080
Guggenheim Spin-Off ETF	1,961,408	(87,104,747)	85,143,339
Wilshire Micro-Cap ETF	(149,648)	(5,013,199)	5,162,847
Wilshire US REIT ETF	(75,114)	(388,610)	463,724

At August 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

	Capital Loss Expires in 2015	Capital Loss Expires in 2016	Capital Loss Expires in 2017	Capital Loss Expires in 2018	Capital Loss Expires in 2019	Unlimited Short-Term Capital Loss	Unlimited Long-Term Capital Loss	Total
Guggenheim BRIC ETF	$—	$(551,160)	$(25,815,181)	$(106,144,759)	$(8,921,151)	$(864,863)	$(119,720,605)	$(262,017,719)
Guggenheim Defensive Equity ETF	—	(236,698)	(2,335,989)	(4,593,977)	(872,620)	(5,695,812)	(646,355)	(14,381,451)
Guggenheim Insider Sentiment ETF	(28,269)	(1,378,212)	(5,703,978)	(7,677,570)	(4,329,103)	(23,594,484)	(5,932,043)	(48,643,659)
Guggenheim Mid-Cap Core ETF	—	(121,302)	(1,079,147)	(1,005,926)	(345,781)	(6,625,920)	—	(9,178,076)
Guggenheim Multi-Asset Income ETF	—	(7,673,676)	(13,902,519)	(28,376,907)	(2,630,663)	(99,108,785)	(9,946,155)	(161,638,705)
Guggenheim Raymond James SB-1 Equity ETF	—	—	(26,988,436)	(20,004,904)	(2,213,777)	(6,690,991)	(1,054,891)	(56,952,999)
Guggenheim Spin-Off ETF	—	—	(2,455,977)	(6,166,420)	(617,814)	(16,401,911)	(2,785,402)	(28,427,524)
Wilshire Micro-Cap ETF	—	(1,756,992)	(5,409,759)	(1,844,181)	(244,420)	—	—	(9,255,352)
Wilshire US REIT ETF	—	—	—	—	—	—	—	—

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 93

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Raymond James SB-1 Equity ETF	$4,062,017
Wilshire Micro-Cap ETF	3,370,217

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 6 – Investment Transactions:
For the year ended August 31, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$132,935,394	$133,342,765
Guggenheim Defensive Equity ETF	127,131,083	124,170,268
Guggenheim Insider Sentiment ETF	197,709,112	197,847,676
Guggenheim Mid-Cap Core ETF	202,821,136	202,732,412
Guggenheim Multi-Asset Income ETF	2,275,731,810	2,265,495,475
Guggenheim Raymond James SB-1 Equity ETF	282,904,788	283,008,357
Guggenheim Spin-Off ETF	505,628,476	502,524,363
Wilshire Micro-Cap ETF	14,636,392	14,447,188
Wilshire US REIT ETF	1,114,064	1,099,259

For the year ended August 31, 2014, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$15,984,966	$78,873,171
Guggenheim Defensive Equity ETF	137,531,411	88,080,083
Guggenheim Insider Sentiment ETF	184,874,973	161,084,041
Guggenheim Mid-Cap Core ETF	171,843,142	151,898,912
Guggenheim Multi-Asset Income ETF	1,122,240,826	905,242,565
Guggenheim Raymond James SB-1 Equity ETF	234,706,920	157,055,663
Guggenheim Spin-Off ETF	744,431,664	478,665,734
Wilshire Micro-Cap ETF	16,901,788	18,403,539
Wilshire US REIT ETF	5,804,179	3,556,430

Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 9 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

On September 23, 2014, the Board of Trustees declared the following distributions payable on September 30, 2014 to shareholders of record on September 26, 2014. The distributions rates per share were as follows:

Fund	Rate
Guggenheim Multi-Asset Income ETF	$0.316
Wilshire US REIT ETF	$0.321

94 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2014

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF (nine of the portfolios constituting the Claymore Exchange-Traded Fund Trust (the Trust)) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective nine portfolios constituting the Claymore Exchange-Traded Fund Trust at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 27, 2014

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 95

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2014

Federal Income Tax Information
In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2014.

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.

Guggenheim BRIC ETF intends to designate $951,471 of foreign tax withholding on foreign source income of $4,361,240.

The Trust’s investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim BRIC ETF	81.43%	0.00%
Guggenheim Defensive Equity ETF	93.77%	64.51%
Guggenheim Insider Sentiment ETF	87.09%	85.99%
Guggenheim Mid-Cap Core ETF	96.48%	91.25%
Guggenheim Multi-Asset Income ETF	66.19%	47.90%
Guggenheim Raymond James SB-1 Equity ETF	100.00%	100.00%
Guggenheim Spin-Off ETF	99.23%	85.67%
Wilshire Micro-Cap ETF	71.68%	71.07%
Wilshire US REIT ETF	1.90%	1.90%

Results of Shareholder Votes
The Special Meeting of Shareholders of the Trust was held on April 3, 2014. Shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Donald C. Cacciapaglia	248,124,618	2,838,348	3,212,243
Donald A. Chubb, Jr	247,982,215	2,975,320	3,217,674
Maynard F. Oliverius	247,899,238	3,019,621	3,256,349
Jerry B. Farley	248,025,470	2,963,095	3,186,645

The other Trustees of the Trust not up for election were Randall C. Barnes, Roman Friedrich III, Robert B. Karn III and Ronald E. Toupin, Jr.

Trustees(a)
The Trustees of the Trust and their principal business occupations during the past five years:

				Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

96 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2014

				Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Director, Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	91	Former: Bennett Group of Funds (2011-2013).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 97

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2014

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004- 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

98 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST	August 31, 2014

Claymore Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on May 24, 2006, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Wilshire US REIT ETF, a series of the Trust (the “Sub-Advised Fund”), pursuant to an investment sub-advisory agreement by and among the Trust, on behalf of the Sub-Advised Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Board of Trustees of the Trust (the “Board,” and the members of the Board individually, the “Trustees”), GFIA, and with respect to the Sub-Advised Fund, GPIM, is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA and, with respect to the Sub-Advised Fund, GPIM, is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of Guggenheim providing services to the Funds and other registered investment companies for which GFIA or an affiliate serves as investment adviser (“Guggenheim Funds”); (ii) descriptions of various functions performed by Guggenheim for the Guggenheim Funds, including the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding compliance and regulatory history for each of GFIA and GPIM, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA and, with respect to the Sub-Advised Fund, by GPIM. In addition, Guggenheim’s response included information comparing the investment performance, tracking error, advisory fee and total net expense ratio (and/or unitary fee, as applicable) of each Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), the audited financial statements of GFIA and information about Guggenheim’s compliance and risk management programs.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds as exchange-traded funds (“ETFs”), and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the

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Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between the Funds and the applicable peer group identified in the FUSE reports, including with respect to the BulletShares suite of ETFs, Guggenheim Multi-Asset Income ETF (CVY), Guggenheim Mid-Cap Core ETF (CZA), Guggenheim Raymond James SB-1 Equity ETF (RYJ), Wilshire Micro-Cap ETF (WMCR), Guggenheim Defensive Equity ETF (DEF) and Guggenheim S&P Global Dividend Opportunities Index ETF (LVL).

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all Guggenheim Funds, including the Funds, such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In addition, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.

With respect to the Sub-Advised Fund, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Sub-Advised Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee.

The Committee also noted the distinctive nature of the Funds, as ETFs, each of which (with the exception of the actively-managed ETF) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs’ participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be

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expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Funds.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the actively-managed ETF) in absolute terms was not of the importance that normally attaches to the performance of actively-managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on investment returns of each Fund and its applicable benchmark and the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year, three-month and since-inception periods as of December 31, 2013, as applicable. In this regard, the Committee took into account Guggenheim’s belief that tracking error is the appropriate measure of performance for index-benchmarked Funds. Further to this point, the Committee noted Guggenheim’s statement that it examines the tracking error on a monthly and quarterly basis for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that fully replicates all the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing-related issues and currency conversion sources.

In the course of its review of performance, excess returns and tracking error data, the Committee considered management’s views and explanation of the performance, tracking error and tracking error trends for certain Funds, including the following:

Guggenheim BulletShares High Yield Corporate Bond ETFs: All of these Funds seek to deliver performance results that, before fund fees and expenses, correspond generally to the performance of high yield corporate bond target maturity indices (the “High Yield BulletShares Indices”). Higher tracking error for these Funds is attributable to several structural issues, including: (i) the use of representative sampling of their respective benchmarks, which generally does not track an index as closely as could be expected for a fund that employs a full replication strategy; (ii) the High Yield BulletShares Indices tend to hold more distressed securities, which generally exhibit a wider dispersion of bid/ask spreads making execution at a reasonable price difficult; and (iii) modest assets under management for certain High Yield BulletShares necessitate holding a smaller than optimal representative sample of the constituent securities in the applicable index.

Guggenheim Multi-Asset Income ETF (CVY): The Fund follows a multi-asset strategy with a broader investment mandate than the peer funds which are equity dividend-income focused. This peer group orientation towards pure common stock exposure contributed to performance distinctions over reportable periods. The Fund’s holdings in preferred shares and closed-end funds may also have an impact on tracking error, particularly during rebalance periods. In addition, the Fund has used an index sampling strategy from time to time to maintain compliance with limits on investment in registered investment companies as well as avoiding issues regarding U.S. royalty trust securities, which may have an impact on qualified income minimum levels and create tax filing complications. Nevertheless, the Fund’s tracking error has been lower or equal to its peer group median for the five-, three- and one-year periods.

Wilshire Micro-Cap ETF (WMCR): The Fund follows a strategy of holding a subset of index constituents, frequently referred to as optimization, in attempting to deliver benchmark returns due to the broad nature of the index as well as a relatively modest Fund asset size. The strategy is executed using quantitative analysis via portfolio optimization software. While full replication inherently will yield smaller amounts of tracking error versus an optimization strategy, full replication is not practical given the sheer number of index holdings and the illiquid nature of many of these index securities. The peers presented in the FUSE report pursue a full replication strategy, made possible by their general reliance on larger stocks. This skew towards larger stocks lowers tracking error for the Fund’s peers, but runs counter to the micro-cap mandate.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Investment Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Guggenheim Enhanced Short Duration Bond ETF (GSY): For the actively-managed ETF, the Committee reviewed information comparing the Fund’s total return for the five-year, three-year, one-year and three-month periods ended December 31, 2013, compared to the performance of a peer group of funds identified by FUSE and the Fund’s benchmark, the Barclays Capital 1-3 Month U.S. Treasury Bill Index, and noted that prior to June 1, 2011, the Fund pursued a different investment objective and thus, only the one-year and three-month periods reflect solely the active management of the portfolio. In this connection, the Committee focused on the recent performance data and noted that the Fund outperformed the peer group average and median for the one-year and three-month periods ended December 31, 2013. The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s

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contractual advisory fee and total net expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fee and expense ratio for each Fund and noted that: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses; or (iii) in the case of Guggenheim BRIC ETF (EEB), the contractual advisory fee is below the peer group median (1st percentile) and the total net expense ratio is at the peer group median. The Committee noted that the advisory fees were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received by Guggenheim Investments from gross advisory fees (without any deduction for sub-advisory fees paid), the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended, and ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser’s affiliate, Rydex Fund Services, LLC, from serving as administrator provide Guggenheim with additional revenue for the Funds without a unitary fee structure. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Sub-Advised Fund. The Committee also considered the information provided by Guggenheim concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution and trade allocation, among other things. Additionally, the Committee noted the distinctive nature of the Sub-Advised Fund, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the “Wilshire US REIT Index”). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Sub-Advised Fund, the investment performance of the Sub-Advised Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which the Sub-Advised Fund achieved its objective to provide investment results that correspond generally to the performance of its index, before fund fees and expenses. In this connection, the Committee evaluated information on the excess returns and tracking error between the Wilshire US REIT Index and the Sub-Advised Fund’s returns for the three-year and one-year periods ended December 31, 2013. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Sub-Advised Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own

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fees so that the sub-advisory fee rate does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Sub-Advised Fund was reasonable.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Sub-Advised Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term.

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TRUST INFORMATION	August 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Donald A. Chubb, Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairperson
Donald C. Cacciapaglia
Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark M. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
		Guggenheim Funds Investment Advisors, LLC Chicago, IL Distributor Guggenheim Funds Distributors, LLC Chicago, IL Administrator Rydex Fund Services, LLC Rockville, MD	Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

*
Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $186 billion in total assets as of June 30, 2014. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF and Wilshire Micro-Cap ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Spin-Off ETF and Wilshire US REIT ETF’s portfolios are Michael P. Byrum, CFA and James R. King, CFA. Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 31 separate exchange-traded “index funds” as of September 30, 2014. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800) 345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(10/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
ETF-001-AR-0814

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $84,000 and $93,567 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $95,706 and $79,200 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust,

including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
•	Federal, state and local income tax compliance
•	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Section V.B.3:  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly relate to the operations and financial reporting of the registrant were $95,706 and $79,200 for the fiscal years ending August 31, 2014, and August 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of  Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Claymore Exchange-Traded Fund Trust

By: /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   November 7, 2014

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   November 7, 2014